Exhibit 99.1

verizon
citizen
hotel
TD GARDEN
NORTH STATION
HUB HALL

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2025

THE COMPANY

BXP, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 55 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). As of December 31, 2025, including properties owned by joint ventures, BXP’s portfolio totals 52.6 million square feet and 179 properties, including 8 properties under construction/redevelopment. BXP’s properties include 157 office properties, 14 retail properties (including one retail property under construction), seven residential properties (including three residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a thirteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, and prolonged government shutdowns or disruptions, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 57.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 100 Causeway Street, Boston, MA)

Q4 2025
Table of contents

Q4 2025
Company profile
SNAPSHOT

(as of December 31, 2025)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	179
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	52.6 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units and Outperformance Plan (OPP) units) on an as-converted basis [1,2]
176.8 million
Closing Price, at the end of the quarter	$67.48 per share
Dividend - Quarter/Annualized	$0.70/$2.80 per share
Dividend Yield	4.1%
Consolidated Market Capitalization [2]	$28.5 billion
BXP’s Share of Market Capitalization [2,3]	$28.4 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•recycle capital for future investment through disposing of assets that no longer meet our investment profile or provide an opportunity for an attractive sale price relative to reinvestment;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan	Chair of Audit Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Diane J. Hoskins	Chair of Sustainability Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Mary E. Kipp		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Matthew J. Lustig	Chair of Nominating & Corporate	Bryan J. Koop	Executive Vice President, Boston Region
	Governance Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Timothy J. Naughton	Chair of Compensation Committee		Region
Julie G. Richardson		Hilary J. Spann	Executive Vice President, New York Region
William H. Walton, III		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
Derek A. (Tony) West			Region
		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q4 2025
Guidance and assumptions
GUIDANCE

BXP’s guidance for first quarter and full year 2026 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on January 27, 2026 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions not under contract as of the date hereof, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 60. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2026		Full Year 2026
	Low	High	Low	High
Projected EPS (diluted)	$0.32	$0.34	$2.08	$2.29
Add:
Projected Company share of real estate depreciation and amortization	1.27	1.27	5.10	5.10
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	(0.03)	(0.03)	(0.30)	(0.35)
Projected FFO per share (diluted)	$1.56	$1.58	$6.88	$7.04

ASSUMPTIONS
(dollars in thousands)

	Full Year 2026
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	87.50%	88.50%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	1.25%	2.25%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	—%	0.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$44,000	$52,000
Taking Buildings Out-of-Service	$(13,000)	$(13,000)
BXP’s Share of incremental net operating income related to asset sales over prior year [2]	$(74,000)	$(70,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$130,000	$150,000
Termination income	$11,000	$15,000

Other revenue (expense):
Development, management services and other revenue	$30,000	$34,000
General and administrative expense [2]	$(183,000)	$(176,000)
Consolidated net interest expense	$(593,000)	$(581,000)
Unconsolidated joint venture interest expense	$(63,000)	$(60,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(194,000)	$(186,000)
_______________
1 Excludes development properties placed into service in 2026.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q4 2025
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-25	30-Sep-25
Net income (loss) attributable to BXP, Inc.	$248,486	$(121,712)
Net income (loss) attributable to BXP, Inc. per share - diluted	$1.56	$(0.77)
FFO attributable to BXP, Inc. [1]	$280,155	$276,674
Diluted FFO per share [1]	$1.76	$1.74
Dividends per common share	$0.70	$0.70
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$134,515	$201,772

Selected items:
Revenue	$877,097	$871,510
Recoveries from clients	$140,571	$146,082
Service income from clients	$2,756	$2,786
BXP’s Share of revenue [3]	$843,736	$839,345
BXP’s Share of straight-line rent [3]	$21,586	$23,859
BXP’s Share of fair value lease revenue [3,4]	$3,030	$3,019
BXP’s Share of termination income [3]	$8,732	$1,382
Ground rent expense	$3,579	$3,777
Capitalized interest	$14,670	$13,491
Capitalized wages	$4,155	$3,657
Income (loss) from unconsolidated joint ventures [5]	$50,232	$(148,329)
BXP’s share of FFO from unconsolidated joint ventures [6]	$12,956	$11,840
Net income attributable to noncontrolling interests in property partnerships	$18,479	$17,853
FFO attributable to noncontrolling interests in property partnerships [7]	$40,564	$40,468

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$5,108	$5,619
Below-market rents (included within Other Liabilities)	$18,796	$21,290
Accrued rental income liability (included within Other Liabilities)	$97,370	$101,001

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.91	2.78
Interest Coverage Ratio (including capitalized interest) [8]	2.66	2.56
Fixed Charge Coverage Ratio [8]	2.41	2.25
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.86	8.21
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(0.7)%	1.7%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	1.3%	2.6%
FAD Payout Ratio [2]	92.09%	61.37%
Operating Margins [(rental revenue - rental expense)/rental revenue]	60.1%	60.8%
Occupancy % of In-Service Properties [11]	86.7%	86.0%
Leased % of In-Service Properties [12]	89.4%	88.8%

Capitalization:
Consolidated Debt	$16,609,483	$16,604,696
BXP’s Share of Debt [13]	$16,466,789	$16,613,274
Consolidated Market Capitalization	$28,539,947	$29,747,934
Consolidated Debt/Consolidated Market Capitalization	58.20%	55.82%
BXP’s Share of Market Capitalization [13]	$28,397,253	$29,756,512
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	57.99%	55.83%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended December 31, 2025, includes gains on sales of approximately $51.4 million. For the three months ended September 30, 2025, includes a non-cash impairment charge of approximately $145.1 million.
6For a quantitative reconciliation for the three months ended December 31, 2025, see page 37.
7For a quantitative reconciliation for the three months ended December 31, 2025, see page 34.
8For a quantitative reconciliation for the three months ended December 31, 2025 and September 30, 2025, see page 32.
9For a quantitative reconciliation for the three months ended December 31, 2025 and September 30, 2025, see page 31.
10For a quantitative reconciliation for the three months ended December 31, 2025 and September 30, 2025, see pages 11, 67 and 68.

Q4 2025
Financial highlights (continued)
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for December 31, 2025, see page 28.

Q4 2025
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Dec-25	30-Sep-25
ASSETS
Real estate	$26,248,130	$26,724,267
Construction in progress	1,475,257	1,322,608
Land held for future development	518,492	562,909
Right of use assets - finance leases	372,470	372,747
Right of use assets - operating leases	325,841	321,063
Less accumulated depreciation	(8,040,311)	(8,008,908)
Total real estate	20,899,879	21,294,686
Cash and cash equivalents	1,478,206	861,066
Cash held in escrows	79,060	77,663
Investments in securities	44,614	43,604
Tenant and other receivables, net	92,625	136,743
Note receivable, net	9,373	8,898
Related party note receivables, net	28,346	88,879
Sales-type lease receivable, net	15,672	15,430
Accrued rental income, net	1,538,515	1,532,403
Deferred charges, net	847,690	802,785
Prepaid expenses and other assets	108,105	137,561
Investments in unconsolidated joint ventures	999,309	999,764
Assets held for sale	24,770	—
Total assets	$26,166,164	$25,999,482

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,280,067	$4,279,482
Unsecured senior notes, net	9,806,100	9,803,336
Unsecured exchangeable senior notes, net	976,263	975,080
Unsecured line of credit	—	—
Unsecured term loans, net	797,053	796,798
Unsecured commercial paper	750,000	750,000
Lease liabilities - finance leases	360,039	363,207
Lease liabilities - operating leases	389,213	379,792
Accounts payable and accrued expenses	480,017	484,798
Dividends and distributions payable	123,753	123,259
Accrued interest payable	125,345	120,128
Other liabilities	386,074	406,820
Liabilities held for sale	—	—
Total liabilities	18,473,924	18,482,700

Commitments and contingencies	—	—
Redeemable deferred stock units	7,538	8,006

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,627,198 and 158,479,314 issued and 158,548,298 and 158,400,414 outstanding at December 31, 2025 and September 30, 2025, respectively	1,585	1,584
Additional paid-in capital	6,836,243	6,827,889
Dividends in excess of earnings	(1,674,995)	(1,812,361)
Treasury common stock at cost, 78,900 shares at December 31, 2025 and September 30, 2025	(2,722)	(2,722)
Accumulated other comprehensive loss	(12,921)	(14,831)
Total stockholders’ equity attributable to BXP, Inc.	5,147,190	4,999,559

Noncontrolling interests:
Common units of the Operating Partnership	566,563	554,440
Property partnerships	1,970,949	1,954,777
Total equity	7,684,702	7,508,776
Total liabilities and equity	$26,166,164	$25,999,482

Q4 2025
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-25	30-Sep-25
Revenue
Lease	$809,150	$809,820
Parking and other	35,393	34,404
Insurance proceeds	7,490	986
Hotel revenue	12,464	13,162
Development and management services	8,641	9,317
Direct reimbursements of payroll and related costs from management services contracts	3,959	3,821
Total revenue	877,097	871,510
Expenses
Operating	182,761	187,820
Real estate taxes	149,611	142,992
Restoration expenses related to insurance claims	7,321	924
Hotel operating	9,041	9,628
General and administrative [1]	37,801	36,188
Payroll and related costs from management services contracts	3,959	3,821
Transaction costs	122	1,431
Depreciation and amortization	232,015	236,147
Total expenses	622,631	618,951
Other income (expense)
Income (loss) from unconsolidated joint ventures [2]	50,232	(148,329)
Gains on sales of real estate [3]	156,410	1,932
Gains from investments in securities [1]	846	2,400
Unrealized gain (loss) on non-real estate investments	(2)	178
Interest and other income (loss)	12,351	7,620
Impairment losses [4]	(16,902)	(68,901)
Interest expense	(162,612)	(164,299)
Net income (loss)	294,789	(116,840)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,479)	(17,853)
Noncontrolling interest - common units of the Operating Partnership [5]	(27,824)	12,981
Net income (loss) attributable to BXP, Inc.	$248,486	$(121,712)

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$1.56	$(0.77)
Net income (loss) attributable to BXP, Inc. per share - diluted	$1.56	$(0.77)

_____________
1Includes $0.8 million and $2.4 million for the three months ended December 31, 2025 and September 30, 2025, respectively, related to the Company’s deferred compensation plan.
2For the three months ended December 31, 2025, includes gains on sales of approximately $51.4 million. For the three months ended September 30, 2025, includes a non-cash impairment charge of approximately $145.1 million.
3For additional detail, see page 14.
4Primarily related to impairment losses recognized in the relevant periods for properties / land that were sold or expected to be sold.
5For additional detail, see page 7.

Q4 2025
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-25	30-Sep-25
Net income (loss) attributable to BXP, Inc.	$248,486	$(121,712)
Add:
Noncontrolling interest - common units of the Operating Partnership	27,824	(12,981)
Noncontrolling interests in property partnerships	18,479	17,853
Net income (loss)	294,789	(116,840)
Add:
Depreciation and amortization expense	232,015	236,147
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(22,085)	(22,615)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	14,173	17,272
Corporate-related depreciation and amortization	(581)	(582)
Non-real estate related amortization	2,130	2,130
Impairment losses	16,902	68,901
Impairment loss included within income (loss) from unconsolidated joint ventures	—	145,133
Less:
Gains on sales of real estate	156,410	1,932
Gains on sale / consolidation included within income (loss) from unconsolidated joint ventures [3]	51,449	2,236
Unrealized gain (loss) on non-real estate investments	(2)	178
Noncontrolling interests in property partnerships	18,479	17,853
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	311,007	307,347
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	30,852	30,673
FFO attributable to BXP, Inc.	$280,155	$276,674

BXP, Inc.’s percentage share of Basic FFO	90.08%	90.02%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.92%	9.98%
Basic FFO per share	$1.77	$1.75
Weighted average shares outstanding - basic	158,457	158,345
Diluted FFO per share	$1.76	$1.74
Weighted average shares outstanding - diluted	159,115	158,928

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-25	30-Sep-25
Basic FFO	$311,007	$307,347
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	311,007	307,347
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	30,727	30,581
BXP, Inc.’s share of Diluted FFO	$280,280	$276,766

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-25	30-Sep-25
Shares/units for Basic FFO	175,905	175,901
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	658	583
Shares/units for Diluted FFO	176,563	176,484
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,448	17,556
BXP, Inc.’s share of shares/units for Diluted FFO	159,115	158,928

BXP, Inc.’s percentage share of Diluted FFO	90.12%	90.05%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended December 31, 2025, see page 34.
3For a quantitative reconciliation for the three months ended December 31, 2025, see page 37.

Q4 2025
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Dec-25	30-Sep-25
Net income (loss) attributable to BXP, Inc.	$248,486	$(121,712)
Add:
Noncontrolling interest - common units of the Operating Partnership	27,824	(12,981)
Noncontrolling interests in property partnerships	18,479	17,853
Net income (loss)	294,789	(116,840)
Add:
Depreciation and amortization expense	232,015	236,147
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(22,085)	(22,615)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	14,173	17,272
Corporate-related depreciation and amortization	(581)	(582)
Non-real estate related amortization	2,130	2,130
Impairment losses	16,902	68,901
Impairment loss included within income (loss) from unconsolidated joint ventures	—	145,133
Less:
Gains on sales of real estate	156,410	1,932
Gains on sale / consolidation included within loss from unconsolidated joint ventures [3]	51,449	2,236
Unrealized gain (loss) on non-real estate investments	(2)	178
Noncontrolling interests in property partnerships	18,479	17,853
Basic FFO	311,007	307,347
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	4,488	4,999
BXP’s Share of hedge amortization, net of costs [1]	1,712	1,781
BXP’s Share of fair value interest adjustment [1]	509	638
BXP’s Share of straight-line ground rent expense adjustment [1,5]	(3,118)	(407)
Stock-based compensation	4,497	4,404
Non-real estate depreciation and amortization	(1,549)	(1,548)
Unearned portion of capitalized fees from consolidated joint ventures [6]	829	938
BXP’s Share of non-cash loss from early extinguishments of debt [1]	54	—
Less:
BXP’s Share of straight-line rent [1]	21,586	23,859
BXP’s Share of fair value lease revenue [1,7]	3,030	3,019
BXP’s Share of non-cash termination income adjustment [1]	(4,121)	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	145,389	64,715
BXP’s Share of maintenance capital expenditures [1,8]	17,171	23,341
BXP’s Share of amortization and accretion related to sales type lease [1]	268	265
Hotel improvements, equipment upgrades and replacements	591	1,181
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$134,515	$201,772

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	123,881	123,830

FAD Payout Ratio[1] (B÷A)	92.09%	61.37%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended December 31, 2025, see page 34.
3For additional information for the three months ended December 31, 2025, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 63 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q4 2025
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Dec-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$248,486	$(230,019)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	27,824	(25,031)
Noncontrolling interest in property partnerships	18,479	17,233
Net income (loss)	294,789	(237,817)
Add:
Interest expense	162,612	170,390
Impairment losses	16,902	—
Unrealized loss on non-real estate investments	2	2
Depreciation and amortization expense	232,015	226,043
Transaction costs	122	707
Payroll and related costs from management services contracts	3,959	4,398
General and administrative expense	37,801	32,504
Less:
Interest and other income (loss)	12,351	20,452
Gains (losses) from investments in securities	846	(369)
Gains on sales of real estate	156,410	85
Income (loss) from unconsolidated joint ventures	50,232	(349,553)
Direct reimbursements of payroll and related costs from management services contracts	3,959	4,398
Development and management services revenue	8,641	8,784
Net Operating Income (NOI)	515,763	512,430
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	28,183	30,782
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	51,665	48,259
BXP’s Share of NOI	492,281	494,953
Less:
Termination income	8,947	914
BXP’s share of termination income from unconsolidated joint ventures [1]	72	521
Add:
Partners’ share of termination income from consolidated joint ventures [2]	287	11
BXP’s Share of NOI (excluding termination income)	$483,549	$493,529

Net Operating Income (NOI)	$515,763	$512,430
Less:
Termination income	8,947	914
NOI from non Same Properties (excluding termination income) [3]	13,872	17,950
Same Property NOI (excluding termination income)	492,944	493,566
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	51,378	48,248
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	4,460	2,865
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	28,111	30,261
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,959	3,983
BXP’s Share of Same Property NOI (excluding termination income)	$471,178	$474,461

_____________
1For a quantitative reconciliation for the three months ended December 31, 2025, see page 66.
2For a quantitative reconciliation for the three months ended December 31, 2025, see pages 63-64.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2025 and therefore are no longer a part of the Company’s property portfolio.

Q4 2025
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Dec-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$248,486	$(230,019)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	27,824	(25,031)
Noncontrolling interest in property partnerships	18,479	17,233
Net income (loss)	294,789	(237,817)
Add:
Interest expense	162,612	170,390
Impairment losses	16,902	—
Unrealized loss on non-real estate investments	2	2
Depreciation and amortization expense	232,015	226,043
Transaction costs	122	707
Payroll and related costs from management services contracts	3,959	4,398
General and administrative expense	37,801	32,504
Less:
Interest and other income (loss)	12,351	20,452
Gains (losses) from investments in securities	846	(369)
Gains on sales of real estate	156,410	85
Income (loss) from unconsolidated joint ventures	50,232	(349,553)
Direct reimbursements of payroll and related costs from management services contracts	3,959	4,398
Development and management services revenue	8,641	8,784
Net Operating Income (NOI)	515,763	512,430
Less:
Straight-line rent	25,710	19,732
Fair value lease revenue	1,983	1,277
Amortization and accretion related to sales type lease	240	254
Termination income	8,947	914
Add:
Straight-line ground rent expense adjustment [1]	531	586
Lease transaction costs that qualify as rent inducements [2]	4,615	3,512
NOI - cash (excluding termination income)	484,029	494,351
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	10,672	32,432
Same Property NOI - cash (excluding termination income)	473,357	461,919
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	47,115	49,077
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	3,382	9,121
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	26,891	29,808
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,308	3,285
BXP’s Share of Same Property NOI - cash (excluding termination income)	$454,207	$448,486
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(3,770) and $146 for the three months ended December 31, 2025 and 2024, respectively. As of December 31, 2025, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2025 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended December 31, 2025, see page 64.
5For a quantitative reconciliation for the three months ended December 31, 2025, see page 66.

Q4 2025
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-25	31-Dec-24	Change	Change	31-Dec-25	31-Dec-24	Change	Change
Rental Revenue [2]	$819,205	$797,512			$17,615	$17,861
Less: Termination income	8,947	824			—	—
Rental revenue (excluding termination income) [2]	810,258	796,688	$13,570	1.7%	17,615	17,861	$(246)	(1.4)%
Less: Operating expenses and real estate taxes	322,998	308,521	14,477	4.7%	11,931	12,462	(531)	(4.3)%
NOI (excluding termination income) [2,3]	$487,260	$488,167	$(907)	(0.2)%	$5,684	$5,399	$285	5.3%

Rental revenue (excluding termination income) [2]	$810,258	$796,688	$13,570	1.7%	$17,615	$17,861	$(246)	(1.4)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	24,684	35,595	(10,911)	(30.7)%	(1)	1	(2)	(200.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,565	3,363	1,202	35.7%	—	—	—	—%
Subtotal	790,139	764,456	25,683	3.4%	17,616	17,860	(244)	(1.4)%
Less: Operating expenses and real estate taxes	322,998	308,521	14,477	4.7%	11,931	12,462	(531)	(4.3)%
Add: Straight-line ground rent expense [5]	531	586	(55)	(9.4)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$467,672	$456,521	$11,151	2.4%	$5,685	$5,398	$287	5.3%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-25	31-Dec-24	Change	Change	31-Dec-25	31-Dec-24	Change	Change
Rental Revenue [2]	$836,820	$815,373			$45,382	$47,347
Less: Termination income	8,947	824			72	521
Rental revenue (excluding termination income) [2]	827,873	814,549	$13,324	1.6%	45,310	46,826	$(1,516)	(3.2)%
Less: Operating expenses and real estate taxes	334,929	320,983	13,946	4.3%	20,158	20,548	(390)	(1.9)%
NOI (excluding termination income) [2,3]	$492,944	$493,566	$(622)	(0.1)%	$25,152	$26,278	$(1,126)	(4.3)%

Rental revenue (excluding termination income) [2]	$827,873	$814,549	$13,324	1.6%	$45,310	$46,826	$(1,516)	(3.2)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	24,683	35,596	(10,913)	(30.7)%	690	199	491	246.7%
Add: Lease transaction costs that qualify as rent inducements [4]	4,565	3,363	1,202	35.7%	—	308	(308)	(100.0)%
Subtotal	807,755	782,316	25,439	3.3%	44,620	46,935	(2,315)	(4.9)%
Less: Operating expenses and real estate taxes	334,929	320,983	13,946	4.3%	20,158	20,548	(390)	(1.9)%
Add: Straight-line ground rent expense [5]	531	586	(55)	(9.4)%	121	136	(15)	(11.0)%
NOI - cash (excluding termination income) 2, [3]	$473,357	$461,919	$11,438	2.5%	$24,583	$26,523	$(1,940)	(7.3)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-25	31-Dec-24	Change	Change	31-Dec-25	31-Dec-24	Change	Change
Rental Revenue [2]	$82,202	$79,669			$800,000	$783,051
Less: Termination income	287	11			8,732	1,334
Rental revenue (excluding termination income) [2]	81,915	79,658	$2,257	2.8%	791,268	781,717	$9,551	1.2%
Less: Operating expenses and real estate taxes	34,997	34,275	722	2.1%	320,090	307,256	12,834	4.2%
NOI (excluding termination income) [2,3]	$46,918	$45,383	$1,535	3.4%	$471,178	$474,461	$(3,283)	(0.7)%

Rental revenue (excluding termination income) [2]	$81,915	$79,658	$2,257	2.8%	$791,268	$781,717	$9,551	1.2%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	3,312	5,216	(1,904)	(36.5)%	22,061	30,579	(8,518)	(27.9)%
Add: Lease transaction costs that qualify as rent inducements [4]	127	(211)	338	160.2%	4,438	3,882	556	14.3%
Subtotal	78,730	74,231	4,499	6.1%	773,645	755,020	18,625	2.5%
Less: Operating expenses and real estate taxes	34,997	34,275	722	2.1%	320,090	307,256	12,834	4.2%
Add: Straight-line ground rent expense [5]	—	—	—	—%	652	722	(70)	(9.7)%
NOI - cash (excluding termination income) 2, [3]	$43,733	$39,956	$3,777	9.5%	$454,207	$448,486	$5,721	1.3%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q4 2025
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(3,770) and $146 for the three months ended December 31, 2025 and 2024, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q4 2025
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-25	30-Sep-25
Maintenance capital expenditures	$18,157	$25,996
Planned capital expenditures associated with acquisition properties	8,247	5,020
Repositioning capital expenditures	2,399	10,084
Hotel improvements, equipment upgrades and replacements	591	1,181
Subtotal	29,394	42,281
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	629	349
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	10	116
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,615	3,004
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	3	2
BXP’s Share of Capital Expenditures [1]	$28,415	$39,740

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Dec-25	30-Sep-25
Square feet	1,219,771	957,858
Tenant improvements and lease commissions PSF	$128.74	$77.47

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of unconsolidated joint ventures.

Q4 2025
Acquisitions and dispositions
For the period from January 1, 2025 through December 31, 2025
(dollars in thousands)

ACQUISITIONS

				BXP’s Share of Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
290 Coles Street (670 Units) (19.46% ownership) [1]	Jersey City, NJ	March 5, 2025	560,000	$20,000	$68,700	$88,700	N/A
343 Madison Avenue [2]	New York, NY	August 27, 2025	930,000	43,532	843,418	886,950	N/A
2100 M Street [3]	Washington, D.C.	December 15, 2025	320,000	55,000	328,500	383,500	N/A
Total Acquisitions			1,810,000	$118,532	$1,240,618	$1,359,150	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	BXP’s Share of Gross Sales Price	BXP’s Share of Net Cash Proceeds	BXP’s Share of Book Gain (Loss) [4]
Land:
17 Hartwell Avenue [5]	Lexington, MA	June 27, 2025	30,000	$21,840	$21,840	$18,390
Beach Cities Media Campus (50% ownership)	El Segundo, CA	September 17, 2025	N/A	28,188	26,753	2,416
Land Parcels at New Dominion Technology Park	Fairfax County, VA	October 15, 2025	N/A	250	248	248
Almaden Boulevard	San Jose, CA	October 17, 2025	N/A	13,500	12,659	124
Land Parcels at Broad Run	Loudoun County, VA	December 1, 2025	N/A	37,500	36,613	35,418
3625 Peterson Way	San Jose, CA	December 11, 2025	N/A	90,000	79,908	10,662
			30,000	191,278	178,021	67,258
Residential:
Proto Kendall Square	Cambridge, MA	December 18, 2025	166,717	171,500	169,413	53,276
Signature at Reston Town Center	Reston, VA	December 19, 2025	517,783	236,000	234,327	49,584
			684,500	407,500	403,740	102,860
Non-Strategic Office Sales:
Market Square North (50% ownership)	Washington, DC	November 10, 2025	417,298	62,500	—	24,261
140 Kendrick Street	Needham, MA	December 17, 2025	409,197	132,000	122,860	7,306
751 Gateway Boulevard (49% ownership)	South San Francisco, CA	December 30, 2025	230,592	147,000	143,451	27,008
			1,057,087	341,500	266,311	58,575

Total Dispositions			1,771,587	$940,278	$848,072	$228,693

___________________
1The Company has agreed to fund up to $65.0 million in preferred equity. The joint venture has also entered into a $225.0 million construction loan, of which the Company’s share is approximately $43.8 million. As of December 31, 2025, $29.9 million of preferred equity has been contributed and no amounts have been drawn under the construction loan.
2The Company acquired its partner’s 45% ownership interest at cost, resulting in the Company owning 100% of the project. See page 15 for additional details.
3This property is held for future development and therefore, reflected in the Company’s owned land parcels on page 17.
4Excludes approximately $1.7 million of gain related to a sale that occurred in a prior period.
5The Company entered into a joint venture with a third party to redevelop, own and operate 17 Hartwell Avenue. The Company sold 17 Hartwell Avenue to the joint venture for approximately $21.8 million in cash. The Company also contributed development costs of approximately $5.6 million for its 20% ownership interest. The Company will be the development manager for the project. Upon formation of the joint venture, the Company ceased accounting for the property on a consolidated basis and is accounting for the joint venture entity on an unconsolidated basis using the equity method of accounting, as it does not have a controlling financial or operating interest in the joint venture entity. The Company recognized a gain upon sale of the real estate of approximately $18.4 million, as the fair value of the real estate exceeded its carrying value.

Q4 2025
Construction in progress
(dollars in thousands)
CONSTRUCTION IN PROGRESS AT DECEMBER 31, 2025 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
			Location
Office
725 12th Street	Q1 2029	Q4 2030	Washington, DC	320,000	$84,459	$349,600	$—	$—	$265,141	87%		—%	N/A
343 Madison Avenue	Q3 2029	Q2 2031	New York, NY	930,000	304,640	1,971,000	—	—	1,666,360	29%		—%	N/A
Total Office Properties under Construction				1,250,000	389,099	2,320,600	—	—	1,931,501	44%		—%	N/A

Lab/Life Sciences
290 Binney Street (55% ownership) [6]	Q2 2026	Q2 2026	Cambridge, MA	573,000	354,590	508,000	—	—	153,410	100%		—%	N/A
651 Gateway (50% ownership) [7]	Q1 2024	Q3 2027	South San Francisco, CA	327,000	134,754	167,100	—	—	32,346	N/A		27%	$16
Total Lab/Life Sciences Properties under Construction				900,000	489,344	675,100	—	—	185,756	100%		10%	16

Residential
17 Hartwell Avenue (312 units) (20% ownership)	Q2 2027	Q2 2028	Lexington, MA	288,000	11,494	35,900	19,747	—	4,659	—%		—%	N/A
17 Hartwell Avenue - Retail				2,100	—	—	—	—	—	—%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	274,681	597,800	—	—	323,119	—%		—%	N/A
290 Coles Street (670 units) (19.46% ownership) [8]	Q2 2028	Q3 2029	Jersey City, NJ	547,000	20,707	88,700	56,400	—	11,593	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Total Residential Properties under Construction				1,342,100	306,882	722,400	76,147	—	339,371	—%		—%	N/A
Retail
Reston Next Retail	Q1 2026	Q4 2026	Reston, VA	30,000	27,477	31,600	—	—	4,123	70%		—%	(28)
Total Retail Property under Construction				30,000	27,477	31,600	—	—	4,123	70%		—%	(28)
Total Properties Under Construction				3,522,100	$1,212,802	$3,749,700	$76,147	$—	$2,460,751	61%	[9]	3%	$(12)
PROJECTS FULLY PLACED IN-SERVICE DURING 2025

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 12/31/2025	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
1050 Winter Street	Q2 2025	Q3 2025	Waltham, MA	162,274	$8,453	$38,700	$—	$—	$30,247	100%	$610
Reston Next Office Phase II	Q1 2025	Q1 2027	Reston, VA	86,629	51,045	61,000	—	—	9,955	92%	(12)
360 Park Avenue South (71% ownership)	Q4 2024	Q4 2026	New York, NY	448,112	395,073	418,300	156,470	156,470	23,227	59%	(628)
Total Projects Fully Placed In-Service				697,015	$454,571	$518,000	$156,470	$156,470	$63,429	73%	$(30)

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of January 23, 2026, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

Q4 2025
Construction in progress (continued)
5Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2025. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 57.
6The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $125.0 million for the vault as of December 31, 2025.
7On January 1, 2025, in accordance with the Company’s accounting policy, the Company ceased interest capitalization of its equity method investment. As of December 31, 2025, the joint venture partner, which is also the managing partner, classifies the project as under construction. As such, the Company continues to reflect the project as under construction. On January 2, 2026, this property was sold.
8On March 5, 2025 we acquired a 19.46% interest in 290 Coles Street. The budget represents the Company’s 19.46% ownership of the project budget and financings which includes the Company’s share of preferred equity. The Company has contributed $20.0 million of common equity at closing. In addition, the Company has committed to provide up to $65.0 million in preferred equity accruing at a 13% internal rate of return. As of December 31, 2025, $29.9 million of preferred equity has been contributed.
9 Total percentage leased excludes Residential.

Q4 2025
Land parcels and purchase options
as of December 31, 2025

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
Office
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA [3]	1,360,000
Reston, VA	1,278,000
San Jose, CA (55% ownership)	1,088,000
Waltham, MA	899,000
San Francisco, CA	850,000
Springfield, VA	576,000
South San Francisco, CA (50% ownership) [4]	451,000
Lexington, MA	420,000
Washington, DC	320,000
Rockville, MD	150,000
Boston, MA	25,000
Total Office	11,140,000

Residential
Reston, VA	1,193,000
Rockville, MD	894,000
Herndon, VA (50% ownership)	611,000
Weston, MA	600,000
Washington, DC (50% ownership)	520,000
Waltham, MA	274,000
Total Residential	4,092,000

Total Owned Land Parcels	15,232,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Office
Waltham, MA 5	1,200,000
Boston, MA	668,000
Cambridge, MA	573,000
Total Office	2,441,000

Residential
Boston, MA	632,000
Total Residential	632,000

Total Land Purchase Options	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the year ended December 31, 2025, approximately 921,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment. There can be no assurance that the Company will develop or redevelop these land parcels and properties for office, residential or other uses, if at all. Actual uses may differ from those shown depending on, among other things, the outcome of the permitting and/or entitlement processes for each land parcel/property.
2Represents 100% of consolidated and unconsolidated projects.
3On January 14, 2026, the land parcel was sold.
4On January 2, 2026, the land parcel was sold.
5The Company expects to be a 50% partner in the future development of these sites.

Q4 2025
Leasing activity
for the three months ended December 31, 2025

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	6,891,687
Less:
Property dispositions/properties taken out of service [1]	404,671
Add:
Leases expiring or terminated during the period	1,152,272
Total space available for lease	7,639,288

1st generation leases	77,390
2nd generation leases with new clients	672,061
2nd generation lease renewals	547,710
Total leases commenced during the period	1,297,161

Vacant space available for lease at the end of the period	6,342,127
Net (increase)/decrease in available space	549,560

2nd generation leasing information: [2]
Leases commencing during the period (SF)	1,219,771
Weighted average lease term (months)	108
Weighted average free rent period (days)	242
Total transaction costs per square foot [3]	$128.74
Increase (decrease) in gross rents [4]	(3.46)%
Increase (decrease) in net rents [5]	(5.46)%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4,6]	net [5,6]
Boston	53,003	277,375	330,378	9.37%	15.35%	363,248
Los Angeles	—	9,117	9,117	(4.67)%	(6.27)%	2,971
New York	23,038	463,333	486,371	(2.33)%	(3.91)%	563,236
San Francisco	—	148,903	148,903	(22.15)%	(30.47)%	368,189
Seattle	—	26,039	26,039	(6.91)%	(9.51)%	4,393
Washington, DC	1,349	295,004	296,353	(11.21)%	(15.91)%	509,103
Total / Weighted Average	77,390	1,219,771	1,297,161	(3.46)%	(5.46)%	1,811,140

_____________
1Total vacant square feet of properties taken out of service in Q4 2025 consists of 102,980 at Market Square North, 89,851 at 140 Kendrick Street and 211,840 at 1000 Winter Street.
2 2nd generation leases are defined as leases for space that has previously been leased. Of the 1,219,771 square feet of 2nd generation leases that commenced in Q4 2025, leases for 944,351 square feet were signed in prior periods.
3 Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4 Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 898,799 square feet of 2nd generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
5 Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 898,799 square feet of 2nd generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6 Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7 Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 275,420.

Q4 2025
Portfolio overview
for the three months ended December 31, 2025
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2, 3

	Office	Retail	Residential	Hotel	Total
Boston	13,994,327	1,086,320	397,924	330,000	15,808,571
Los Angeles	2,183,915	123,534	—	—	2,307,449
New York	12,538,840	488,017	—	—	13,026,857
San Francisco	7,008,970	349,648	318,171	—	7,676,789
Seattle	1,503,381	13,171	—	—	1,516,552
Washington, DC	7,741,424	593,604	417,036	—	8,752,064
Total	44,970,857	2,654,294	1,133,131	330,000	49,088,282
% of Total	91.61%	5.41%	2.31%	0.67%	100.00%

Rentable square footage of in-service properties, excluding hotel and residential properties 1, 3

Total
Rentable square feet of in-service properties [2]	49,088,282
Less:
Rentable square feet from residential and hotel properties [2]	1,489,832
Partners’ share of rentable square feet from unconsolidated joint venture properties, excluding residential properties [4]	3,649,644
Partners’ share of rentable square feet from consolidated joint venture properties [5]	3,117,910
BXP’s Share of rentable square feet, excluding residential and hotel properties [1]	40,830,896

Rental revenue of in-service properties by unit type 1, 3

	Office	Retail	Residential	Hotel [6]	Total
Consolidated	$778,507	$61,393	$12,235	$12,362	$864,497
Less:
Partners’ share from consolidated joint ventures [7]	79,235	8,381	—	—	87,616
Add:
BXP’s share from unconsolidated joint ventures [8]	47,792	2,566	3,650	—	54,008
BXP’s Share of Rental revenue [1]	$747,064	$55,578	$15,885	$12,362	$830,889
% of Total	89.91%	6.69%	1.91%	1.49%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 9

	CBD	Suburban	Total
Boston	33.67%	5.12%	38.79%
Los Angeles	3.73%	—%	3.73%
New York	21.79%	1.79%	23.58%
San Francisco	15.09%	2.23%	17.32%
Seattle	1.97%	—%	1.97%
Washington, DC	14.52%	0.09%	14.61%
Total	90.77%	9.23%	100.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties.
3For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
4Represents the partners’ share of the rentable square feet from unconsolidated joint venture properties (calculated based upon the partners’ percentage ownership interest).
5Represents the partners’ share of the rentable square feet from consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
6Excludes approximately $102 of revenue from retail clients that is included in Retail.
7See page 64 for additional information.
8See page 66 for additional information.
9BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q4 2025
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Dec-25	30-Sep-25	31-Dec-25	30-Sep-25
Rental Revenue [2]	$12,818	$12,845	$12,464	$13,162
Less: Operating expenses and real estate taxes	7,618	6,095	9,041	9,628
Net Operating Income (NOI) [2]	5,200	6,750	3,423	3,534
Add: BXP’s share of NOI from unconsolidated joint ventures	2,337	2,211	N/A	N/A
BXP’s Share of NOI [2]	$7,537	$8,961	$3,423	$3,534

Rental Revenue [2]	$12,818	$12,845	$12,464	$13,162
Less: Straight line rent and fair value lease revenue	40	139	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	50	149	—	—
Subtotal	12,828	12,855	12,466	13,164
Less: Operating expenses and real estate taxes	7,618	6,095	9,041	9,628
NOI - cash basis [2]	5,210	6,760	3,425	3,536
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	2,337	2,211	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$7,547	$8,971	$3,425	$3,536
RESIDENTIAL RENTAL RATES AND OCCUPANCY 2, 3 - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-25	31-Dec-24
Boston	526
Average Monthly Rental Rate		$4,549	$4,466	1.86%
Average Rental Rate Per Occupied Square Foot		$6.00	$5.91	1.52%
Average Physical Occupancy		93.85%	94.74%	(0.94)%
Average Economic Occupancy		93.66%	94.57%	(0.96)%
San Francisco	402
Average Monthly Rental Rate		$2,985	$2,860	4.37%
Average Rental Rate Per Occupied Square Foot		$3.79	$3.63	4.41%
Average Physical Occupancy		92.29%	91.29%	1.10%
Average Economic Occupancy		90.34%	88.86%	1.67%
Washington, DC [4]	508
Average Monthly Rental Rate		$2,871	$1,913	50.08%
Average Rental Rate Per Occupied Square Foot		$3.53	$2.44	44.67%
Average Physical Occupancy		93.96%	32.48%	189.29%
Average Economic Occupancy		92.05%	23.70%	288.40%
Total residential units	1,436

HOTEL RENTAL RATES AND OCCUPANCY 3 - Year-over-Year

	Hotel Rooms	Three Months Ended		Percent Change
		31-Dec-25	31-Dec-24
Boston Marriott Cambridge	437
Average Occupancy		74.50%	74.30%	0.27%
Average Daily Rate		$322.91	$332.10	(2.77)%
Revenue Per Available Room		$240.69	$246.76	(2.46)%

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3Excludes retail space. For comparative purposes, rental rates and occupancy information do not include Proto Kendall Square, which was sold on December 18, 2025, and Signature at Reston, which was sold on December 19, 2025. For additional detail, see page 14.
4Represents Skymark, which was completed and fully placed in-service on December 13, 2024.

Q4 2025
In-service property listing

as of December 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,700,914	99.9%	100.0%	$89.66
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,213	95.7%	97.2%	74.02
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,943	92.5%	98.5%	77.82
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	81.29
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	100.0%	100.0%	88.40
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	100.0%	100.0%	75.72
Prudential Center (retail shops) [5]	CBD Boston MA	1	590,080	95.7%	96.0%	94.49
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	100.0%	62.34
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.8%	94.8%	65.89
888 Boylston Street - The Prudential Center	CBD Boston MA	1	377,574	96.2%	96.2%	83.84
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	63.11
Subtotal		11	8,413,491	97.5%	98.7%	$80.84

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$94.41
325 Main Street	East Cambridge MA	1	406,824	96.5%	99.3%	115.16
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	152.64
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	86.33
300 Binney Street (55% ownership) [6,7]	East Cambridge MA	1	239,908	100.0%	100.0%	163.02
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	81.08
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	92.24
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	103.51
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	78.35
250 Binney Street [6]	East Cambridge MA	1	67,362	100.0%	100.0%	94.35
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	62.20
Subtotal		11	2,696,483	98.0%	98.4%	$104.98

Subtotal Boston CBD		22	11,109,974	97.6%	98.6%	$86.77

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Subtotal		2	407,540

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$79.58
Santa Monica Business Park	West Los Angeles CA	14	1,104,377	83.4%	83.8%	73.63
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	73,006	86.8%	86.8%	77.70
Subtotal		27	2,307,449	86.5%	87.0%	$76.79

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	98.8%	99.8%	$169.80
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,682	99.9%	99.9%	100.90
399 Park Avenue	Park Avenue NY	1	1,567,470	100.0%	100.0%	109.68
599 Lexington Avenue	Park Avenue NY	1	1,104,276	89.8%	97.0%	86.27

Q4 2025
In-service property listing (continued)

as of December 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
7 Times Square (formerly Times Square Tower) (55% ownership)	Times Square NY	1	1,238,724	80.2%	86.2%	77.40
250 West 55th Street	Times Square / West Side NY	1	966,976	98.3%	98.7%	103.01
200 Fifth Avenue (26.69% ownership) [4]	Midtown South NY	1	846,506	59.0%	91.7%	98.80
360 Park Avenue South (71.11% ownership) [4,7]	Midtown South NY	1	448,112	33.2%	58.9%	99.17
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.7%	42.7%	37.60
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	80.3%	99.9%	124.79
Subtotal		10	10,835,191	86.2%	92.1%	$111.63

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$114.90
Embarcadero Center Four	CBD San Francisco CA	1	945,594	87.9%	95.3%	106.58
Embarcadero Center One	CBD San Francisco CA	1	838,051	70.1%	71.9%	96.18
Embarcadero Center Two	CBD San Francisco CA	1	804,891	73.4%	73.4%	84.56
Embarcadero Center Three	CBD San Francisco CA	1	786,411	75.6%	79.9%	93.19
680 Folsom Street	CBD San Francisco CA	2	522,406	65.8%	65.8%	83.09
535 Mission Street	CBD San Francisco CA	1	303,322	86.3%	92.6%	96.15
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	76.45
Subtotal		9	5,647,437	81.9%	84.4%	$100.83

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,541	77.5%	79.1%	$49.77
Madison Centre	CBD Seattle WA	1	754,011	82.1%	83.6%	60.66
Subtotal		2	1,516,552	79.8%	81.3%	$55.33

WASHINGTON, DC
Office
901 New York Avenue	East End Washington DC	1	524,021	82.4%	82.4%	$69.54
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	95.0%	95.0%	83.12
2200 Pennsylvania Avenue	CBD Washington DC	1	460,039	89.3%	92.4%	72.10
1330 Connecticut Avenue	CBD Washington DC	1	253,375	95.9%	95.9%	71.42
Sumner Square	CBD Washington DC	1	208,797	92.9%	92.9%	50.67
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	96.8%	96.8%	87.49
Capital Gallery	Southwest Washington DC	1	176,909	77.3%	89.1%	58.37
Subtotal		7	2,329,890	89.8%	91.3%	$72.64

Reston Next	Reston VA	2	1,063,299	97.9%	99.6%	$63.21
South of Market	Reston VA	3	624,387	100.0%	100.0%	57.48
Fountain Square	Reston VA	2	524,113	95.0%	98.5%	54.58
One Freedom Square	Reston VA	1	427,646	87.8%	87.8%	55.00
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	55.65
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	54.13
One Reston Overlook	Reston VA	1	319,519	100.0%	100.0%	50.90
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	74.81
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	69.25
Fountain Square Retail [5]	Reston VA	1	196,421	90.9%	90.9%	52.46
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	56.54
Reston Next Office Phase II [7]	Reston VA	1	86,629	6.0%	92.2%	55.60

Q4 2025
In-service property listing (continued)

as of December 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Avant Retail [5]	Reston VA	1	26,179	100.0%		100.0%		67.23
Subtotal		18	4,728,269	94.9%		97.3%		$58.97

7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	295,845	52.6%		52.6%		53.45
Subtotal		2	1,031,418	86.4%		86.4%		$41.94

Subtotal Washington, DC CBD		27	8,089,577	92.4%		94.2%		$60.73

Residential
Skymark (508 units) (20% ownership) [4,7]	Reston VA	1	417,036
Subtotal		1	417,036

	CBD Total	102	40,996,012	89.8%	8	92.5%	8	$88.03	8

	BXP’s Share of CBD			90.6%	8	92.8%	8
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center [9]	Route 128 Mass Turnpike MA	2	435,917	79.7%		79.7%		$42.20
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	12.6%		12.6%		48.08
180 CityPoint [6]	Route 128 Mass Turnpike MA	1	329,195	55.2%		78.3%		92.51
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	73.0%		73.0%		45.34
230 CityPoint	Route 128 Mass Turnpike MA	1	299,304	97.0%		97.0%		49.20
200 West Street [6]	Route 128 Mass Turnpike MA	1	273,361	86.1%		86.1%		93.54
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,614	92.3%		92.3%		101.41
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	98.6%		98.6%		60.78
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		62.39
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	90.2%		90.2%		56.92
890 Winter Street	Route 128 Mass Turnpike MA	1	180,155	88.6%		88.6%		46.25
Reservoir Place [10]	Route 128 Mass Turnpike MA	1	164,993	55.0%		55.0%		42.68
153 & 211 Second Avenue [11]	Route 128 Mass Turnpike MA	2	154,093	84.2%		84.2%		52.45
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		58.99
103 CityPoint [6,7]	Route 128 Mass Turnpike MA	1	112,842	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		52.86
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		66.81
33 Hayden Avenue [6]	Route 128 Northwest MA	1	80,872	100.0%		100.0%		81.72
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		27.50
100 Hayden Avenue [6]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		66.22
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.83
Subtotal		23	3,956,797	75.9%		77.8%		$61.47

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	72.4%		78.4%		$40.13
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	27.5%		66.3%		44.06
212 Carnegie Center	Princeton NJ	1	148,942	69.9%		72.5%		36.02
214 Carnegie Center	Princeton NJ	1	146,799	62.8%		62.8%		38.57
506 Carnegie Center	Princeton NJ	1	139,050	95.1%		95.1%		40.93
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.84
202 Carnegie Center	Princeton NJ	1	134,068	73.7%		73.7%		40.91
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		42.13
101 Carnegie Center	Princeton NJ	1	122,791	81.8%		98.7%		40.53

Q4 2025
In-service property listing (continued)

as of December 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.88
502 Carnegie Center	Princeton NJ	1	121,460	94.8%		94.8%		39.49
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		34.78
104 Carnegie Center	Princeton NJ	1	101,969	72.2%		73.4%		38.42
103 Carnegie Center	Princeton NJ	1	96,322	69.1%		69.1%		37.59
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		36.78
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		34.09
Subtotal		17	2,191,666	71.8%		76.5%		$39.44

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4,12]	South San Francisco CA	5	792,728	67.1%		67.1%		$74.53
Mountain View Research Park [13]	Mountain View CA	16	571,884	53.9%		57.6%		63.94
2440 West El Camino Real	Mountain View CA	1	142,711	56.3%		56.3%		77.30
North First Business Park [14]	San Jose CA	5	191,033	58.4%		58.4%		27.95
Subtotal		27	1,698,356	60.8%		62.0%		$66.55

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	157,163	53.5%		70.5%		$38.39
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.41
Subtotal		2	245,451	70.2%		81.1%		$34.82

	Suburban Total	69	8,092,270	71.4%		74.2%		$55.60

	BXP’s Share of Suburban			71.4%		74.4%

Total In-Service Properties:		171	49,088,282	86.7%	8	89.4%	8	$83.47	8

BXP’s Share of Total In-Service Properties: [3]				87.0%	8	89.3%	8

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 39-55.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Classified as a laboratory/life sciences property.
7Not included in the Same Property analysis.
8Excludes hotel and residential properties. For additional detail, see page 20.
9Bay Colony Corporate Center includes 1050 Winter Street, an approximately 162,274 net rentable square feet redevelopment that was fully placed in-service during the third quarter of 2025. 1050 Winter Street is not included in the Same Property analysis. 1000 Winter Street was removed from the in-service property listing during the fourth quarter of 2025.
10During the first quarter of 2025, approximately 361,000 net rentable square feet was taken out of service to be held for future redevelopment.
11211 Second Avenue is classified as a laboratory/life sciences property.
12Includes 681 Gateway, which is a laboratory/life sciences property. Gateway Commons was sold on January 2, 2026.
13Includes 453 Ravendale Drive.
14The property was sold on January 14, 2026.

Q4 2025
Top 20 clients listing and portfolio client diversification
as of December 31, 2025
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.42%	6.2
2	Google	2.94%	11.3
3	Akamai Technologies	2.22%	8.8
4	Kirkland & Ellis	1.94%	12.1
5	Biogen	1.86%	2.4
6	Snap	1.64%	7.9
7	Fannie Mae	1.55%	11.6
8	Millennium Management	1.46%	10.3
9	Ropes & Gray	1.37%	12.6
10	Weil Gotshal & Manges	1.25%	8.2
11	Microsoft	1.16%	7.7
12	Arnold & Porter Kaye Scholer	1.11%	6.5
13	Allen Overy Shearman Sterling	0.99%	16.5
14	Wellington Management	0.96%	10.0
15	Bain Capital	0.95%	6.1
16	Morrison & Foerster	0.93%	4.8
17	Wilmer Cutler Pickering Hale	0.88%	12.9
18	Starr (formerly C.V. Starr & Co)	0.86%	8.3
19	Leidos	0.86%	7.6
20	Accenture	0.84%	2.0
	BXP’s Share of Annualized Rental Obligations	29.20%
	BXP’s Share of Square Feet [1]	22.54%
	Weighted Average Remaining Lease Term (years)		8.9

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
Starr	343 Madison Avenue	274,000
Sidley Austin [4]	2100 M Street	234,000
McDermott Will & Schulte	725 12th Street, NW	152,000
Cooley	725 12th Street, NW	126,000

CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4The lease and the commencement of the development are subject to various conditions.

Q4 2025
Occupancy by location
as of December 31, 2025

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-25	30-Sep-25	31-Dec-25	30-Sep-25	31-Dec-25	30-Sep-25
Boston	97.6%	97.3%	75.9%	71.6%	91.9%	89.7%
Los Angeles	86.5%	86.7%	—%	—%	86.5%	86.7%
New York	86.2%	84.9%	71.8%	72.6%	83.8%	82.8%
San Francisco	81.9%	80.7%	60.8%	69.2%	77.0%	77.8%
Seattle	79.8%	82.6%	—%	—%	79.8%	82.6%
Washington, DC	92.4%	91.9%	70.2%	68.5%	91.7%	91.3%
Total Portfolio	89.8%	89.3%	71.4%	71.2%	86.7%	86.0%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-25	31-Dec-24	31-Dec-25	31-Dec-24	31-Dec-25	31-Dec-24
Boston	97.6%	95.9%	77.1%	79.6%	92.4%	91.8%
Los Angeles	86.5%	84.9%	—%	—%	86.5%	84.9%
New York	88.5%	90.8%	71.8%	69.5%	85.6%	87.1%
San Francisco	81.9%	84.3%	60.8%	66.6%	77.0%	80.2%
Seattle	79.8%	81.6%	—%	—%	79.8%	81.6%
Washington, DC	93.3%	92.5%	70.2%	71.8%	92.6%	91.9%
Total Portfolio	90.6%	90.9%	71.9%	73.7%	87.5%	88.0%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q4 2025
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,298,063
Unsecured Line of Credit	—
Unsecured Term Loans	800,000
Unsecured Commercial Paper	750,000
Unsecured Senior Notes, at face value	9,850,000
Unsecured Exchangeable Senior Notes, at face value	1,000,000
Outstanding Principal	16,698,063
Discount on Unsecured Senior Notes	(8,371)
Deferred Financing Costs, Net	(80,209)
Consolidated Debt	$16,609,483
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	$2,300,000
Santa Monica Business Park	October 8, 2028	5.40%	5.28%	200,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
901 New York Avenue	January 5, 2029	5.06%	5.00%	198,063
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,298,063
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	$1,000,000
Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$9,850,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED EXCHANGEABLE SENIOR NOTES 3, 4

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Exchangeable Senior Notes	October 1, 2030	2.50%	2.00%	$1,000,000
				$1,000,000

Q4 2025
Capital structure (continued)
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [5]
Common Stock	158,548	158,548	$10,698,819
Common Operating Partnership Units	18,252	18,252	1,231,645
Total Equity		176,800	$11,930,464

Consolidated Debt (A)			$16,609,483
Add: BXP’s share of unconsolidated joint venture debt [6]			1,221,666
Less: Partners’ share of consolidated debt [7]			1,364,360
BXP’s Share of Debt [8] (B)			$16,466,789

Consolidated Market Capitalization (C)			$28,539,947
BXP’s Share of Market Capitalization [8] (D)			$28,397,253
Consolidated Debt/Consolidated Market Capitalization (A÷C)			58.20%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [8] (B÷D)			57.99%

_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.
3All unsecured senior notes and unsecured exchangeable senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4The GAAP interest rate excludes capped call transactions that are classified as equity. The initial exchange rate of the unsecured exchangeable senior notes is 10.8180 shares of BXP’s common stock per $1,000 principal amount of notes, which represents an initial exchange price of approximately $92.44 per share of BXP’s common stock. In conjunction with the issuance of the unsecured exchangeable senior notes, the Company entered into capped call transactions to cover, subject to customary adjustments, the number of shares of BXP’s common stock initially underlying the unsecured exchangeable senior notes. The capped call transactions are expected generally to reduce the potential dilution to BXP’s common stock upon any exchange of notes and/or offset any cash payments BPLP is required to make in excess of the principal amount of exchanged notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions is initially $105.64 per share, which represents a premium of 40% over the last reported sale price of $75.46 per share of BXP’s common stock on September 24, 2025, and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions will expire upon the maturity of the unsecured exchangeable senior notes, if not earlier exercised or terminated, and the premiums associated with the purchase were classified as equity.
5Values are based on the December 31, 2025 closing price of $67.48 per share of BXP common stock.
6Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
7Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
8See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q4 2025
Debt analysis [1]
as of December 31, 2025
(dollars in thousands)

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at December 31, 2025	Remaining Capacity at December 31, 2025
Unsecured Line of Credit	$2,250,000	$—	$2,250,000
Less:
Unsecured Commercial Paper [2]			750,000
Letters of Credit			5,086
Total Remaining Capacity			$1,494,914

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [3]	September 26, 2026	$100,000	$100,000
Unsecured Term Loan Facility [4]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	74.23%	3.94%	4.06%	4.0
Secured Debt	25.77%	3.80%	3.99%	2.8
Consolidated Debt	100.00%	3.91%	4.04%	3.7

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [2]	8.71%	4.52%	4.58%	1.6
Fixed Rate Debt [3,6]	91.29%	3.85%	3.99%	3.9
Consolidated Debt	100.00%	3.91%	4.04%	3.7

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At December 31, 2025, the weighted average interest rate of the commercial paper notes outstanding was approximately 3.99% per annum and had a weighted-average maturity of 45 days from the date of issuance and therefore, the balance is reflected in the period 2026 within the Principal due at Maturity chart.
3The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fixes Daily Simple SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed interest rate of 3.6775% per annum for the period commencing on April 7, 2025 and ending on April 6, 2026. The term loan has two one-year extension options (subject to customary conditions).
4The Unsecured Term Loan Facility has two six-month extension options, each subject to customary conditions.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions, excluding capped calls treated as equity.

Q4 2025
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2025 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.9%	45.9%
Secured Debt/Total Assets	Less than 50%	15.4%	14.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.05	3.05
Unencumbered Assets/ Unsecured Debt	Greater than 150%	222.8%	239.2%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2025
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Dec-25	30-Sep-25
Net income (loss) attributable to BXP, Inc.	$248,486	$(121,712)
Add:
Noncontrolling interest - common units of the Operating Partnership	27,824	(12,981)
Noncontrolling interest in property partnerships	18,479	17,853
Net income (loss)	294,789	(116,840)
Add:
Interest expense	162,612	164,299
Loss from early extinguishments of debt	—	—
Depreciation and amortization expense	232,015	236,147
Impairment losses	16,902	68,901
Less:
Gains on sales of real estate	156,410	1,932
Income (loss) from unconsolidated joint ventures [2]	50,232	(148,329)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	29,496	32,054
EBITDAre [1]	529,172	530,958
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	52,588	52,484
BXP’s Share of EBITDAre [1] (A)	476,584	478,474
Add:
Stock-based compensation expense	4,497	4,404
BXP’s Share of straight-line ground rent expense adjustment [1]	(3,118)	(407)
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,488	4,999
Less:
BXP’s Share of non-cash termination income adjustment [1]	(4,121)	—
BXP’s Share of straight-line rent [1]	21,586	23,859
BXP’s Share of fair value lease revenue [1]	3,030	3,019
BXP’s Share of amortization and accretion related to sales type lease [1]	268	265
BXP’s Share of non-cash loss from early extinguishments of debt [1]	54	—
BXP’s Share of EBITDAre – cash [1]	$461,634	$460,327

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,906,336	$1,913,896
Reconciliation of BXP’s Share of Net Debt 1

	31-Dec-25	30-Sep-25
Consolidated debt	$16,609,483	$16,604,696
Less:
Cash and cash equivalents	1,478,206	861,066
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,131,277	15,743,630
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,221,666	1,372,439
Partners’ share of cash and cash equivalents from consolidated joint ventures	115,917	88,172
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	108,177	98,449
Partners’ share of consolidated joint venture debt [4]	1,364,360	1,363,861
BXP’s share of related party note receivables	15,000	30,500
BXP’s Share of Net Debt [1] (B)	$14,981,323	$15,711,431

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.86	8.21
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For the three months ended December 31, 2025, includes gains on sales of approximately $51.4 million. For the three months ended September 30, 2025, includes a non-cash impairment charge of approximately $145.1 million.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2025, see pages 35 and 65.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2025, see pages 33 and 63.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2025
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-25	30-Sep-25
BXP’s Share of interest expense [1]	$167,074	$172,497
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,712	1,781
BXP’s share of fair value interest adjustment [1]	509	638
BXP’s Share of amortization of financing costs [1]	5,995	4,700
Adjusted interest expense excluding capitalized interest (A)	158,858	165,378
Add:
BXP’s Share of capitalized interest [1]	14,657	14,239
Adjusted interest expense including capitalized interest (B)	$173,515	$179,617

BXP’s Share of EBITDAre – cash [1,2] (C)	$461,634	$460,327

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.91	2.78
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.66	2.56

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-25	30-Sep-25
BXP’s Share of interest expense [1]	$167,074	$172,497
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,712	1,781
BXP’s Share of fair value interest adjustment [1]	509	638
BXP’s Share of amortization of financing costs [1]	5,995	4,700
Add:
BXP’s Share of capitalized interest [1]	14,657	14,239
BXP’s Share of maintenance capital expenditures [1]	17,171	23,341
Hotel improvements, equipment upgrades and replacements	591	1,181
Total Fixed Charges (A)	$191,277	$204,139

BXP’s Share of EBITDAre – cash [1,2] (B)	$461,634	$460,327
Fixed Charge Coverage Ratio (B÷A)	2.41	2.25

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q4 2025
Consolidated joint ventures
d
as of December 31, 2025
(unaudited and in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,153,156		$3,162,636	$6,315,792
Cash and cash equivalents	74,333		191,521	265,854
Other assets	327,884		477,294	805,178
Total assets	$3,555,373		$3,831,451	$7,386,824

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,294,984		$991,878	$3,286,862
Other liabilities	64,433		152,620	217,053
Total liabilities	2,359,417		1,144,498	3,503,915
Equity:
BXP, Inc.	719,035		1,193,032	1,912,067
Noncontrolling interests	476,921		1,493,921	1,970,842	[3]
Total equity	1,195,956		2,686,953	3,882,909
Total liabilities and equity	$3,555,373		$3,831,451	$7,386,824

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$29,733		$86,184	$115,917

Partners’ share of consolidated debt [4]	$918,015	[5]	$446,345	$1,364,360

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
3Amount excludes certain preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q4 2025
Consolidated joint ventures (continued)
for the three months ended December 31, 2025
(unaudited and in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,677	$109,195	$185,872
Straight-line rent	3,600	6,580	10,180
Fair value lease revenue	(27)	—	(27)
Termination income	716	3	719
Total lease revenue	80,966	115,778	196,744
Parking and other	—	1,639	1,639
Insurance proceeds	5,980	—	5,980
Total rental revenue [3]	86,946	117,417	204,363
Expenses
Operating	29,454	45,069	74,523
Restoration costs related to insurance claim	5,390	—	5,390
Net Operating Income (NOI)	52,102	72,348	124,450

Other income (expense)
Development and management services revenue	—	7	7
Losses from investments in securities	—	(7)	(7)
Interest and other income	743	1,706	2,449
Interest expense	(21,395)	(7,712)	(29,107)
Depreciation and amortization expense	(18,661)	(30,780)	(49,441)
General and administrative expense	(64)	(174)	(238)
Total other income (expense)	(39,377)	(36,960)	(76,337)
Net income	$12,725	$35,388	$48,113

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$12,725	$35,388	$48,113
Add: Depreciation and amortization expense	18,661	30,780	49,441
Entity FFO	$31,386	$66,168	$97,554

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$4,010	$14,469	$18,479
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,875	14,210	22,085
Partners’ share FFO [4]	$11,885	$28,679	$40,564

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$8,715	$20,919	$29,634
Depreciation and amortization expense - BXP’s basis difference	63	405	468
BXP’s share of depreciation and amortization expense	10,723	16,165	26,888
BXP’s share of FFO	$19,501	$37,489	$56,990
_____________
1 Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2025
Unconsolidated joint ventures [1]

as of December 31, 2025
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway - Podium	50.00%	$54,742	$61,827	April 9, 2031	5.73%	5.94%
100 Causeway Street	50.00%	48,924	168,168	April 9, 2031	5.73%	5.94%
Hub50House	50.00%	33,942	92,059	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,021	—	—	—	—%
1265 Main Street	50.00%	3,091	16,268	January 1, 2032	3.77%	3.84%
17 Hartwell Avenue [3]	20.00%	10,567	—	July 10, 2030	N/A	N/A
Los Angeles
Colorado Center	50.00%	69,959	274,857	August 9, 2027	3.56%	3.59%
Beach Cities Media Campus [4]	50.00%	272	—	—	—%	—%
New York
360 Park Avenue South	71.11%	104,778	155,586	December 13, 2027	6.25%	6.56%
Dock 72 [5]	50.00%	83,547	—	—	—%	—%
200 Fifth Avenue	26.69%	74,747	154,502	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	109,451	30,685	November 9, 2027	9.31%	10.54%
290 Coles Street - Common Equity [7]	19.46%	19,928	—	March 5, 2029	N/A	N/A
290 Coles Street - Preferred Equity [8]	—%	30,362	—	—	—%	—%
San Francisco
Platform 16	55.00%	58,561	—	—	—%	—%
Gateway Commons [9]	50.00%	125,576	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	(2,557)	84,098	September 1, 2026	4.82%	6.21%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	47,144	124,213	February 27, 2035	5.49%	5.54%
1001 6th Street	50.00%	45,724	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	21,995	—	—	—%	—%
Wisconsin Place Parking Facility	33.33%	29,085	—	—	—%	—%
500 North Capitol Street, N.W. [10]	30.00%	(12,655)	31,436	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	14,506	27,967	May 13, 2026	5.87%	6.19%
		983,710
Investments with deficit balances reflected within Other Liabilities		15,599
Investments in Unconsolidated Joint Ventures		$999,309
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,221,666

Q4 2025
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	24.78%	6.10%	6.68%	1.5
Fixed Rate Debt	75.22%	4.69%	4.99%	5.6
Total Debt	100.00%	5.04%	5.41%	4.6

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3No amounts have been drawn under the $98.7 million construction facility.
4On September 17, 2025, the joint venture completed the sale of Beach Cities Media Campus, a land parcel located in El Segundo, California. For further information, see page 14.
5This investment includes a net deficit balance from the amenity joint venture.
6The indebtedness consists of (x) a senior loan with a third-party lender with a principal amount of $108.0 million that bears interest at a variable rate equal to Term SOFR plus 5.25% per annum and (y) a mezzanine loan provided by the Company with a maximum commitment of $50.0 million that bears interest at a variable rate equal to Term SOFR plus 7.25% per annum. As of December 31, 2025, the Company has funded approximately $18.4 million of the mezzanine loan. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.
7No amounts have been drawn under the $225.0 million construction facility.
8The Company will fund the first $65.0 million of required capital through its preferred equity investment. The Company’s preferred equity investment will earn and accrue a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
9On January 2, 2026, the Company completed the sale of its interest in Gateway Commons, located in South San Francisco, California.
10 The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q4 2025
Unconsolidated joint ventures (continued)
for the three months ended December 31, 2025
(unaudited and in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$27,722	$20,543		$17,094		$18,761		$8,010	$21,302	$113,432
Straight-line rent	318	(1,507)		2,097		(539)		263	117	749
Fair value lease revenue	—	—		1,300		—		1,095	—	2,395
Termination income	—	—		—		144		—	—	144
Amortization and accretion related to sales-type lease	56	—		—		—		—	—	56
Total lease revenue	28,096	19,036		20,491		18,366		9,368	21,419	116,776
Parking and other	(5)	2,038		137		312		620	910	4,012
Total rental revenue [3]	28,091	21,074		20,628		18,678		9,988	22,329	120,788
Expenses
Operating	10,390	7,664		17,020		11,208		4,233	6,748	57,263
Net operating income	17,701	13,410		3,608		7,470		5,755	15,581	63,525

Other income (expense)
Development and management services revenue	—	—		406		96		—	(1)	501
Interest and other income (loss)	272	1,052		784		26		123	124	2,381
Interest expense	(9,496)	(5,052)		(9,032)		—		(3,952)	(8,645)	(36,177)
Unrealized gain/loss on derivative instruments	—	—		281	[4]	—		—	—	281
Transaction costs	(47)	—		(10)		—		(3)	—	(60)
Depreciation and amortization expense	(8,486)	(5,329)		(11,030)		(6,282)		(4,999)	(5,244)	(41,370)
General and administrative expense	—	(33)		(262)		(9)		(3)	—	(307)
Gain on sale	—	359		—		67,697		—	—	68,056
Loss from early extinguishment of debt	—	—		(109)		—		—	—	(109)
Impairment losses on real estate [5]	—	—		—		(425,750)		(319,474)	—	(745,224)
Total other income (expense)	(17,757)	(9,003)		(18,972)		(364,222)		(328,308)	(13,766)	(752,028)
Net income (loss)	$(56)	$4,407		$(15,364)		$(356,752)		$(322,553)	$1,815	$(688,503)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$(31)	$2,200		$(8,697)		$(179,166)		$(108,601)	$1,190	$(293,105)
Basis differential
Straight-line rent	$—	$91	[6]	$106	[6]	$—		$—	$—	$197
Fair value lease revenue	—	305	[6]	15	[6]	—		—	—	320
Fair value interest adjustment	—	—		(509)		—		—	—	(509)
Amortization of financing costs	—	—		111		—		—	—	111
Unrealized gain/loss on derivative instruments	—	—		(75)	[4]	—		—	—	(75)
Depreciation and amortization expense	(4)	520	[6]	675	[6]	2,566	[6]	759	(96)	4,420
Gain on sale	—	—		—		(6,165)		—	24,261	18,096
Impairment losses on real estate [7]	—	—		—		212,875		107,567	—	320,442
Preferred interest [8]	—	—		335		—		—	—	335
Total basis differential [9]	(4)	916	[6]	658	[6]	209,276	[6]	108,326	24,165	343,337
Income (loss) from unconsolidated joint ventures	(35)	3,116		(8,039)		30,110		(275)	25,355	50,232
Add:
BXP’s share of depreciation and amortization expense	4,245	2,144	[6]	4,354	[6]	559	[6]	926	1,945	14,173
Less:
BXP’s share of gains on sale [10]	—	180		—		27,008		—	24,261	51,449
BXP’s share of FFO	$4,210	$5,080		$(3,685)		$3,661		$651	$3,039	$12,956
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 The previous owner of 200 Fifth Avenue had not elected hedge accounting. Upon the Company acquiring an ownership interest in the property, it elected hedge accounting and any changes in value is recognized as a basis differential to the Company. As of December 10, 2025, in connection with the termination of the historical swaps, the Company entered into new swaps and elected hedge accounting for them and therefore no longer needs to recognize the basis differential related to derivative instruments.
5 Represents current period impairment losses in accordance with ASC 360.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q4 2025
Unconsolidated joint ventures (continued)
7 Basis differential of current period impairment losses. In prior quarters, the Company impaired its equity method of investment to the estimated fair value.
8 Represents interest earned on the Company’s preferred equity investment in 290 Coles Street, see page 36.
9 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
10 For additional information, see page 14.

Q4 2025
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	1,147,014	1,085,742	80,859,580	74.47	83,203,613	76.63	2.83%
2027	1,716,010	1,661,003	123,723,784	74.49	124,556,252	74.99	4.33%
2028	2,866,543	2,255,110	200,961,008	89.11	209,979,201	93.11	5.88%
2029	3,492,503	2,950,275	223,286,884	75.68	235,458,178	79.81	7.69%
2030	2,459,645	2,361,506	182,322,704	77.21	193,078,085	81.76	6.16%
2031	2,627,911	2,450,789	212,950,652	86.89	228,506,724	93.24	6.39%
2032	2,649,951	2,427,361	186,805,011	76.96	219,278,972	90.34	6.33%
2033	2,843,154	2,676,884	225,839,466	84.37	260,005,643	97.13	6.98%
2034	3,193,989	2,764,246	254,170,730	91.95	282,997,367	102.38	7.21%
2035	2,382,994	1,923,626	155,011,145	80.58	184,540,432	95.93	5.01%
Thereafter	12,521,937	10,133,829	822,003,209	81.11	1,008,094,081	99.48	26.41%

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	79,579	67,049	13,919,872	207.61	13,904,762	207.38	2.83%
2027	116,203	106,216	9,423,077	88.72	9,535,759	89.78	4.48%
2028	91,933	90,156	9,516,516	105.56	9,663,095	107.18	3.80%
2029	170,943	165,618	17,196,779	103.83	18,809,829	113.57	6.99%
2030	171,690	135,282	13,328,725	98.53	14,146,739	104.57	5.71%
2031	111,213	102,452	11,527,346	112.51	12,516,390	122.17	4.32%
2032	103,313	101,604	8,028,036	79.01	8,951,975	88.11	4.29%
2033	412,734	379,331	30,276,171	79.81	33,861,144	89.27	16.01%
2034	359,056	262,584	34,854,316	132.74	40,405,791	153.88	11.08%
2035	334,520	291,425	16,353,375	56.12	19,701,188	67.60	12.30%
Thereafter	256,025	209,027	37,833,321	181.00	32,321,244	154.63	8.82%

IN-SERVICE PROPERTIES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	1,226,593	1,152,791	94,779,452	82.22	97,108,375	84.24	2.83%
2027	1,832,213	1,767,219	133,146,861	75.34	134,092,011	75.88	4.34%
2028	2,958,476	2,345,266	210,477,524	89.75	219,642,296	93.65	5.76%
2029	3,663,446	3,115,893	240,483,663	77.18	254,268,007	81.60	7.65%
2030	2,631,335	2,496,788	195,651,429	78.36	207,224,824	83.00	6.13%
2031	2,739,124	2,553,241	224,477,998	87.92	241,023,114	94.40	6.27%
2032	2,753,264	2,528,965	194,833,047	77.04	228,230,947	90.25	6.21%
2033	3,255,888	3,056,215	256,115,637	83.80	293,866,787	96.15	7.50%
2034	3,553,045	3,026,830	289,025,046	95.49	323,403,158	106.85	7.43%
2035	2,717,514	2,215,051	171,364,520	77.36	204,241,620	92.21	5.44%
Thereafter	12,777,962	10,342,856	859,836,530	83.13	1,040,415,325	100.59	25.39%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Excludes Gateway Commons and North First Business Park, which were sold on January 2, 2026 and January 14, 2026, respectively.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	355,123	308,230	21,306,321	69.12	21,471,233	69.66
2027	409,527	407,353	29,918,115	73.45	30,332,727	74.46
2028	894,620	866,627	84,795,886	97.85	88,200,674	101.77
2029	1,195,676	1,062,190	72,651,008	68.40	77,005,995	72.50
2030	1,203,360	1,187,481	82,712,270	69.65	87,233,304	73.46
2031	676,899	609,006	41,912,210	68.82	44,863,129	73.67
2032	1,060,681	1,060,681	82,607,633	77.88	100,575,208	94.82
2033	449,562	420,839	39,738,227	94.43	46,086,664	109.51
2034	1,444,356	1,287,759	112,795,426	87.59	125,632,787	97.56
2035	699,098	628,815	53,965,235	85.82	70,775,404	112.55
Thereafter	4,295,147	3,433,888	287,534,933	83.73	357,611,783	104.14

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	24,905	24,590	3,370,000	137.05	3,347,524	136.13
2027	48,727	42,413	5,649,025	133.19	5,712,753	134.69
2028	38,824	38,824	5,708,974	147.05	5,798,112	149.34
2029	61,901	61,226	8,637,552	141.08	8,781,277	143.42
2030	98,923	62,948	6,439,566	102.30	6,593,704	104.75
2031	14,668	14,668	1,196,760	81.59	1,292,196	88.10
2032	57,916	57,325	4,558,018	79.51	4,988,975	87.03
2033	287,788	254,385	21,337,445	83.88	24,047,446	94.53
2034	164,155	131,856	10,971,762	83.21	12,040,392	91.32
2035	119,685	119,685	8,545,370	71.40	8,940,259	74.70
Thereafter	106,486	95,975	10,192,914	106.20	12,399,517	129.19

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	380,028	332,820	24,676,321	74.14	24,818,757	74.57
2027	458,254	449,766	35,567,140	79.08	36,045,480	80.14
2028	933,444	905,451	90,504,860	99.96	93,998,786	103.81
2029	1,257,577	1,123,416	81,288,560	72.36	85,787,272	76.36
2030	1,302,283	1,250,429	89,151,836	71.30	93,827,008	75.04
2031	691,567	623,674	43,108,970	69.12	46,155,325	74.01
2032	1,118,597	1,118,006	87,165,651	77.97	105,564,183	94.42
2033	737,350	675,224	61,075,672	90.45	70,134,110	103.87
2034	1,608,511	1,419,615	123,767,188	87.18	137,673,179	96.98
2035	818,783	748,500	62,510,605	83.51	79,715,663	106.50
Thereafter	4,401,633	3,529,863	297,727,847	84.35	370,011,300	104.82
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	73,407	69,683	4,712,036	67.62	4,712,036	67.62
Q2 2026	60,457	38,125	2,564,188	67.26	2,729,109	71.58
Q3 2026	93,980	79,639	5,379,664	67.55	5,379,655	67.55
Q4 2026	127,279	120,783	8,650,434	71.62	8,650,434	71.62
Total 2026	355,123	308,230	21,306,321	69.12	21,471,233	69.66

Q1 2027	36,389	36,389	2,599,733	71.44	2,649,844	72.82
Q2 2027	65,671	63,497	4,948,165	77.93	5,035,441	79.30
Q3 2027	117,274	117,274	9,301,615	79.32	9,358,767	79.80
Q4 2027	190,193	190,193	13,068,602	68.71	13,288,674	69.87
Total 2027	409,527	407,353	29,918,115	73.45	30,332,727	74.46

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	3,224	3,224	725,429	225.01	725,429	225.01
Q2 2026	11,216	10,901	1,481,672	135.92	1,481,672	135.92
Q3 2026	959	959	15,000	15.64	15,000	15.64
Q4 2026	9,506	9,506	1,147,900	120.76	1,125,424	118.39
Total 2026	24,905	24,590	3,370,000	137.05	3,347,524	136.13

Q1 2027	19,196	19,196	2,909,536	151.57	2,948,670	153.61
Q2 2027	2,875	2,875	732,022	254.62	741,480	257.91
Q3 2027	10,503	10,503	974,192	92.75	980,801	93.38
Q4 2027	16,153	9,839	1,033,276	105.02	1,041,802	105.88
Total 2027	48,727	42,413	5,649,025	133.19	5,712,753	134.69

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	76,631	72,907	5,437,465	74.58	5,437,465	74.58
Q2 2026	71,673	49,026	4,045,860	82.52	4,210,781	85.89
Q3 2026	94,939	80,598	5,394,664	66.93	5,394,655	66.93
Q4 2026	136,785	130,289	9,798,334	75.20	9,775,858	75.03
Total 2026	380,028	332,820	24,676,321	74.14	24,818,757	74.57

Q1 2027	55,585	55,585	5,509,269	99.11	5,598,514	100.72
Q2 2027	68,546	66,372	5,680,187	85.58	5,776,921	87.04
Q3 2027	127,777	127,777	10,275,807	80.42	10,339,568	80.92
Q4 2027	206,346	200,032	14,101,878	70.50	14,330,476	71.64
Total 2027	458,254	449,766	35,567,140	79.08	36,045,480	80.14
`
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	160,386	160,386	11,506,583	71.74	11,513,311	71.79
2027	8,133	8,133	352,932	43.40	366,637	45.08
2028	299,852	202,055	16,041,475	79.39	17,135,800	84.81
2029	417,056	242,100	17,908,698	73.97	19,514,626	80.61
2030	54,433	54,433	3,364,671	61.81	3,873,202	71.16
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,983,851	86.01	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	3,739	3,739	236,697	63.30	299,537	80.11
2035	—	—	—	—	—	—
Thereafter	494,641	494,641	38,649,280	78.14	45,954,721	92.91

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,313,480	60.69	2,504,232	65.70
2030	11,364	11,364	2,046,076	180.05	2,192,977	192.98
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,448	24.85	248,448	24.85
2035	8,043	8,043	502,290	62.45	664,161	82.58
Thereafter	5,827	5,827	690,081	118.43	639,835	109.81

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	179,574	169,980	11,642,183	68.49	11,648,911	68.53
2027	8,133	8,133	352,932	43.40	366,637	45.08
2028	299,852	202,055	16,041,475	79.39	17,135,800	84.81
2029	455,174	280,218	20,222,178	72.17	22,018,858	78.58
2030	65,797	65,797	5,410,747	82.23	6,066,179	92.20
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,983,851	86.01	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	23,732	13,736	485,145	35.32	547,985	39.89
2035	8,043	8,043	502,290	62.45	664,161	82.58
Thereafter	500,468	500,468	39,339,361	78.61	46,594,556	93.10
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	153,742	153,742	11,191,534	72.79	11,191,534	72.79
Q2 2026	3,708	3,708	129,389	34.89	132,362	35.70
Q3 2026	—	—	—	—	—	—
Q4 2026	2,936	2,936	185,660	63.24	189,416	64.51
Total 2026	160,386	160,386	11,506,583	71.74	11,513,311	71.79

Q1 2027	—	—	—	—	—	—
Q2 2027	1,860	1,860	135,258	72.72	139,099	74.78
Q3 2027	1,770	1,770	112,694	63.67	119,460	67.49
Q4 2027	4,503	4,503	104,981	23.31	108,078	24.00
Total 2027	8,133	8,133	352,932	43.40	366,637	45.08

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	153,742	153,742	11,191,534	72.79	11,191,534	72.79
Q2 2026	3,708	3,708	129,389	34.89	132,362	35.70
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	2,936	2,936	185,660	63.24	189,416	64.51
Total 2026	179,574	169,980	11,642,183	68.49	11,648,911	68.53

Q1 2027	—	—	—	—	—	—
Q2 2027	1,860	1,860	135,258	72.72	139,099	74.78
Q3 2027	1,770	1,770	112,694	63.67	119,460	67.49
Q4 2027	4,503	4,503	104,981	23.31	108,078	24.00
Total 2027	8,133	8,133	352,932	43.40	366,637	45.08
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	128,687	120,886	7,271,075	60.15	7,274,892	60.18
2027	427,093	377,821	23,282,589	61.62	23,825,963	63.06
2028	328,519	273,849	24,069,554	87.89	24,039,533	87.78
2029	955,993	743,650	63,386,029	85.24	65,031,842	87.45
2030	594,153	521,126	49,924,632	95.80	50,363,828	96.64
2031	654,483	558,839	46,913,130	83.95	49,238,712	88.11
2032	352,472	262,197	18,846,238	71.88	19,502,109	74.38
2033	406,297	364,769	39,198,603	107.46	42,295,005	115.95
2034	1,307,124	1,033,978	111,798,801	108.12	121,615,481	117.62
2035	1,035,766	686,992	67,843,034	98.75	74,383,203	108.27
Thereafter	4,141,966	2,982,903	279,134,720	93.58	325,123,263	109.00

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	15,044	12,423	9,468,098	762.13	9,468,098	762.13
2027	8,162	4,489	33,000	7.35	33,000	7.35
2028	2,424	647	211,395	326.75	211,395	326.75
2029	9,577	5,671	1,805,467	318.37	1,956,628	345.02
2030	3,439	3,439	510,270	148.38	620,962	180.56
2031	20,784	14,468	5,213,956	360.39	5,747,106	397.24
2032	16,361	15,243	1,554,466	101.98	1,776,959	116.57
2033	20,928	20,928	4,542,680	217.06	5,132,010	245.22
2034	139,214	85,037	21,234,002	249.70	25,500,984	299.88
2035	114,671	74,697	4,716,204	63.14	6,302,790	84.38
Thereafter	105,007	68,520	23,795,421	347.28	15,354,312	224.08

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	143,731	133,309	16,739,173	125.57	16,742,990	125.60
2027	435,255	382,310	23,315,589	60.99	23,858,963	62.41
2028	330,943	274,496	24,280,949	88.46	24,250,928	88.35
2029	965,570	749,321	65,191,496	87.00	66,988,470	89.40
2030	597,592	524,565	50,434,902	96.15	50,984,790	97.19
2031	675,267	573,307	52,127,086	90.92	54,985,818	95.91
2032	368,833	277,440	20,400,704	73.53	21,279,068	76.70
2033	427,225	385,697	43,741,283	113.41	47,427,015	122.96
2034	1,446,338	1,119,015	133,032,803	118.88	147,116,465	131.47
2035	1,150,437	761,689	72,559,238	95.26	80,685,993	105.93
Thereafter	4,246,973	3,051,423	302,930,141	99.28	340,477,575	111.58
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	60,985	57,023	4,165,115	73.04	4,165,115	73.04
Q2 2026	10,822	9,975	366,447	36.74	367,467	36.84
Q3 2026	28,061	25,069	1,233,635	49.21	1,235,172	49.27
Q4 2026	28,819	28,819	1,505,880	52.25	1,507,139	52.30
Total 2026	128,687	120,886	7,271,075	60.15	7,274,892	60.18

Q1 2027	94,754	75,385	5,540,708	73.50	6,068,918	80.51
Q2 2027	175,713	175,713	8,082,213	46.00	8,161,446	46.45
Q3 2027	66,455	64,828	2,934,939	45.27	2,985,379	46.05
Q4 2027	90,171	61,895	6,724,729	108.65	6,610,220	106.80
Total 2027	427,093	377,821	23,282,589	61.62	23,825,963	63.06

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	6,552	3,931	5,700,000	1,449.94	5,700,000	1,449.94
Q2 2026	715	715	30,000	41.96	30,000	41.96
Q3 2026	3,244	3,244	2,711,835	835.95	2,711,835	835.95
Q4 2026	4,533	4,533	1,026,263	226.40	1,026,263	226.40
Total 2026	15,044	12,423	9,468,098	762.13	9,468,098	762.13

Q1 2027	8,162	4,489	33,000	7.35	33,000	7.35
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	8,162	4,489	33,000	7.35	33,000	7.35

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	67,537	60,954	9,865,115	161.85	9,865,115	161.85
Q2 2026	11,537	10,690	396,447	37.09	397,467	37.18
Q3 2026	31,305	28,313	3,945,470	139.35	3,947,007	139.41
Q4 2026	33,352	33,352	2,532,143	75.92	2,533,402	75.96
Total 2026	143,731	133,309	16,739,173	125.57	16,742,990	125.60

Q1 2027	102,916	79,874	5,573,708	69.78	6,101,918	76.39
Q2 2027	175,713	175,713	8,082,213	46.00	8,161,446	46.45
Q3 2027	66,455	64,828	2,934,939	45.27	2,985,379	46.05
Q4 2027	90,171	61,895	6,724,729	108.65	6,610,220	106.80
Total 2027	435,255	382,310	23,315,589	60.99	23,858,963	62.41
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	353,052	353,052	32,600,434	92.34	34,628,279	98.08
2027	478,518	478,518	47,195,949	98.63	47,553,238	99.38
2028	393,369	393,369	43,113,894	109.60	45,360,237	115.31
2029	528,345	528,345	48,765,212	92.30	52,206,840	98.81
2030	374,718	374,718	32,945,790	87.92	36,872,704	98.40
2031	984,303	984,303	107,217,904	108.93	115,470,079	117.31
2032	332,665	332,665	29,435,824	88.48	34,858,927	104.79
2033	625,313	625,313	68,292,168	109.21	75,587,284	120.88
2034	132,269	132,269	11,392,747	86.13	14,218,877	107.50
2035	21,961	21,961	2,462,432	112.13	3,379,652	153.89
Thereafter	518,856	518,856	51,346,716	98.96	67,971,087	131.00

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	13,146	13,146	531,711	40.45	539,077	41.01
2027	14,385	14,385	744,862	51.78	797,991	55.47
2028	17,049	17,049	1,300,076	76.26	1,326,747	77.82
2029	5,810	5,810	394,460	67.89	506,392	87.16
2030	19,021	19,021	1,495,661	78.63	1,784,441	93.81
2031	28,791	28,791	2,112,059	73.36	2,218,692	77.06
2032	6,357	6,357	445,253	70.04	491,452	77.31
2033	9,383	9,383	1,056,784	112.63	1,117,442	119.09
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	366,198	366,198	33,132,145	$90.48	35,167,356	96.03
2027	492,903	492,903	47,940,811	97.26	48,351,229	98.09
2028	410,418	410,418	44,413,970	108.22	46,686,984	113.75
2029	534,155	534,155	49,159,672	92.03	52,713,232	98.69
2030	393,739	393,739	34,441,451	87.47	38,657,145	98.18
2031	1,013,094	1,013,094	109,329,963	107.92	117,688,771	116.17
2032	339,022	339,022	29,881,077	88.14	35,350,379	104.27
2033	634,696	634,696	69,348,952	109.26	76,704,726	120.85
2034	132,269	132,269	11,392,747	86.13	14,218,877	107.50
2035	21,961	21,961	2,462,432	112.13	3,379,652	153.89
Thereafter	518,856	518,856	51,346,716	98.96	67,971,087	131.00
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Excludes Gateway Commons and North First Business Park, which were sold on January 2, 2025 and January 14, 2025, respectively.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	83,579	83,579	7,245,429	86.69	7,511,490	89.87
Q2 2026	182,071	182,071	17,032,359	93.55	19,218,914	105.56
Q3 2026	65,637	65,637	6,781,521	103.32	6,338,592	96.57
Q4 2026	21,765	21,765	1,541,125	70.81	1,559,283	71.64
Total 2026	353,052	353,052	32,600,434	92.34	34,628,279	98.08

Q1 2027	151,808	151,808	13,161,268	86.70	12,731,987	83.87
Q2 2027	26,245	26,245	2,882,512	109.83	2,962,525	112.88
Q3 2027	55,320	55,320	4,839,897	87.49	4,986,406	90.14
Q4 2027	245,145	245,145	26,312,273	107.33	26,872,321	109.62
Total 2027	478,518	478,518	47,195,949	98.63	47,553,238	99.38

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	1,821	1,821	37,056	20.35	37,056	20.35
Q3 2026	60	60	21,814	363.57	21,814	363.57
Q4 2026	11,265	11,265	472,841	41.97	480,207	42.63
Total 2026	13,146	13,146	531,711	40.45	539,077	41.01

Q1 2027	—	—	—	—	—	—
Q2 2027	7,246	7,246	152,766	21.08	194,985	26.91
Q3 2027	5,733	5,733	464,547	81.03	473,320	82.56
Q4 2027	1,406	1,406	127,549	90.72	129,686	92.24
Total 2027	14,385	14,385	744,862	51.78	797,991	55.47

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	83,579	83,579	7,245,429	86.69	7,511,490	89.87
Q2 2026	183,892	183,892	17,069,415	92.82	19,255,970	104.71
Q3 2026	65,697	65,697	6,803,335	103.56	6,360,406	96.81
Q4 2026	33,030	33,030	2,013,966	60.97	2,039,490	61.75
Total 2026	366,198	366,198	33,132,145	90.48	35,167,356	96.03

Q1 2027	151,808	151,808	13,161,268	86.70	12,731,987	83.87
Q2 2027	33,491	33,491	3,035,278	90.63	3,157,510	94.28
Q3 2027	61,053	61,053	5,304,444	86.88	5,459,726	89.43
Q4 2027	246,551	246,551	26,439,822	107.24	27,002,007	109.52
Total 2027	492,903	492,903	47,940,811	97.26	48,351,229	98.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Excludes Gateway Commons and North First Business Park, which were sold on January 2, 2026 and January 14, 2026, respectively.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	71,003	67,221	4,066,114	60.49	4,118,206	61.26
2027	83,714	80,153	4,806,546	59.97	4,919,470	61.38
2028	601,382	302,445	17,180,628	56.81	17,863,556	59.06
2029	234,469	213,026	11,588,392	54.40	12,011,170	56.38
2030	34,778	34,778	2,005,208	57.66	2,175,712	62.56
2031	23,485	16,646	898,162	53.96	996,832	59.89
2032	81,126	67,777	4,741,857	69.96	5,460,054	80.56
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,474,670	72.07	1,812,099	88.56
Thereafter	3,151	3,151	163,925	52.02	194,814	61.83

RETAIL

BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	55,873	59.12	55,873	59.12
2029	1,121	377	7,306	19.36	7,306	19.36
2030	653	220	5,322	24.21	5,598	25.46
2031	6,734	4,289	288,475	67.26	322,123	75.10
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	71,003	67,221	4,066,114	60.49	4,118,206	61.26
2027	83,714	80,153	4,806,546	59.97	4,919,470	61.38
2028	602,327	303,390	17,236,501	56.81	17,919,429	59.06
2029	235,590	213,403	11,595,698	54.34	12,018,476	56.32
2030	35,431	34,998	2,010,530	57.45	2,181,310	62.33
2031	30,219	20,935	1,186,637	56.68	1,318,955	63.00
2032	81,126	67,777	4,741,857	69.96	5,460,054	80.56
2033	—	—	—	#DIV/0!	—	#DIV/0!
2034	—	—	—	—	—	—
2035	60,774	20,463	1,474,670	72.07	1,812,099	88.55
Thereafter	3,151	3,151	163,925	52.02	194,814	61.83
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	1,309	441	30,009	68.05	30,009	68.05
Q2 2026	39,138	39,138	2,313,668	59.12	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	30,556	27,642	1,722,437	62.31	1,758,102	63.60
Total 2026	71,003	67,221	4,066,114	60.49	4,118,206	61.26

Q1 2027	5,929	5,929	437,914	73.86	447,994	75.56
Q2 2027	12,713	12,713	761,501	59.90	777,900	61.19
Q3 2027	12,172	12,172	707,004	58.08	737,433	60.58
Q4 2027	52,900	49,339	2,900,128	58.78	2,956,142	59.91
Total 2027	83,714	80,153	4,806,546	59.97	4,919,470	61.38

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	1,309	441	30,009	68.05	30,009	68.05
Q2 2026	39,138	39,138	2,313,668	59.12	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	30,556	27,642	1,722,437	62.31	1,758,102	63.60
Total 2026	71,003	67,221	4,066,114	60.49	4,118,206	61.26

Q1 2027	5,929	5,929	437,914	73.86	447,994	75.56
Q2 2027	12,713	12,713	761,501	59.90	777,900	61.19
Q3 2027	12,172	12,172	707,004	58.08	737,433	60.58
Q4 2027	52,900	49,339	2,900,128	58.78	2,956,142	59.91
Total 2027	83,714	80,153	4,806,546	59.97	4,919,470	61.38
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	78,763	75,967	4,109,053	54.09	4,197,692	55.26
2027	309,025	309,025	18,167,653	58.79	17,558,217	56.82
2028	348,801	216,765	15,759,571	72.70	17,379,401	80.18
2029	160,964	160,964	8,987,545	55.84	9,687,705	60.19
2030	198,203	188,970	11,370,133	60.17	12,559,335	66.46
2031	280,989	274,243	15,468,896	56.41	17,299,141	63.08
2032	576,340	576,340	40,189,608	69.73	45,629,081	79.17
2033	1,175,088	1,172,516	72,031,771	61.43	84,928,428	72.43
2034	306,501	306,501	17,947,059	58.55	21,230,685	69.27
2035	565,395	565,395	29,265,774	51.76	34,190,074	60.47
Thereafter	3,068,176	2,700,390	165,173,635	61.17	211,238,413	78.23

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	7,296	7,296	414,463	56.81	414,463	56.81
2027	44,929	44,929	2,996,190	66.69	2,992,015	66.59
2028	32,691	32,691	2,240,198	68.53	2,270,968	69.47
2029	54,416	54,416	4,038,514	74.22	5,053,994	92.88
2030	38,290	38,290	2,831,830	73.96	2,949,057	77.02
2031	40,236	40,236	2,716,096	67.50	2,936,273	72.98
2032	22,679	22,679	1,470,299	64.83	1,694,589	74.72
2033	94,635	94,635	3,339,262	35.29	3,564,246	37.66
2034	35,694	35,694	2,400,104	67.24	2,615,967	73.29
2035	92,121	89,000	2,589,511	29.10	3,793,978	42.63
Thereafter	38,705	38,705	3,154,905	81.51	3,927,580	101.47

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	86,059	83,263	4,523,516	54.33	4,612,155	55.39
2027	353,954	353,954	21,163,843	59.79	20,550,232	58.06
2028	381,492	249,456	17,999,769	72.16	19,650,369	78.77
2029	215,380	215,380	13,026,059	60.48	14,741,699	68.45
2030	236,493	227,260	14,201,963	62.49	15,508,392	68.24
2031	321,225	314,479	18,184,992	57.83	20,235,414	64.35
2032	599,019	599,019	41,659,907	69.55	47,323,670	79.00
2033	1,269,723	1,267,151	75,371,033	59.48	88,492,674	69.84
2034	342,195	342,195	20,347,163	59.46	23,846,652	69.69
2035	657,516	654,395	31,855,285	48.68	37,984,052	58.04
Thereafter	3,106,881	2,739,095	168,328,540	61.45	215,165,993	78.55
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	12,853	10,057	601,813	59.84	606,685	60.33
Q2 2026	25,998	25,998	1,201,947	46.23	1,236,460	47.56
Q3 2026	6,223	6,223	355,481	57.12	359,743	57.81
Q4 2026	33,689	33,689	1,949,811	57.88	1,994,804	59.21
Total 2026	78,763	75,967	4,109,053	54.09	4,197,692	55.26

Q1 2027	55,629	55,629	3,314,675	59.59	2,176,911	39.13
Q2 2027	69,152	69,152	3,529,206	51.04	3,630,138	52.50
Q3 2027	143,034	143,034	8,886,900	62.13	9,198,255	64.31
Q4 2027	41,210	41,210	2,436,872	59.13	2,552,913	61.95
Total 2027	309,025	309,025	18,167,653	58.79	17,558,217	56.82

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	1,739	1,739	69,560	40.00	69,560	40.00
Q2 2026	—	—	—	—	—	—
Q3 2026	3,074	3,074	183,399	59.66	183,399	59.66
Q4 2026	2,483	2,483	161,504	65.04	161,504	65.04
Total 2026	7,296	7,296	414,463	56.81	414,463	56.81

Q1 2027	15,902	15,902	1,199,464	75.43	1,182,160	74.34
Q2 2027	10,423	10,423	822,028	78.87	824,347	79.09
Q3 2027	15,460	15,460	745,682	48.23	752,258	48.66
Q4 2027	3,144	3,144	229,017	72.84	233,251	74.19
Total 2027	44,929	44,929	2,996,190	66.69	2,992,015	66.59

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	14,592	11,796	671,373	56.92	676,245	57.33
Q2 2026	25,998	25,998	1,201,947	46.23	1,236,460	47.56
Q3 2026	9,297	9,297	538,880	57.96	543,142	58.42
Q4 2026	36,172	36,172	2,111,315	58.37	2,156,308	59.61
Total 2026	86,059	83,263	4,523,516	54.33	4,612,155	55.39

Q1 2027	71,531	71,531	4,514,139	63.11	3,359,071	46.96
Q2 2027	79,575	79,575	4,351,234	54.68	4,454,485	55.98
Q3 2027	158,494	158,494	9,632,582	60.78	9,950,513	62.78
Q4 2027	44,354	44,354	2,665,889	60.10	2,786,164	62.82
Total 2027	353,954	353,954	21,163,843	59.79	20,550,232	58.06
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - CBD properties [1,2,3]
as of December 31, 2025

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	245,016	197,808	15,222,101	76.95	15,364,546	77.67
2027	285,322	276,833	24,483,625	88.44	24,792,339	89.56
2028	656,046	628,053	74,683,666	118.91	77,561,516	123.50
2029	764,054	629,893	56,806,290	90.18	59,096,536	93.82
2030	1,123,793	1,071,939	78,819,713	73.53	82,213,946	76.70
2031	57,461	49,909	4,222,312	84.60	4,639,667	92.96
2032	863,930	863,339	72,093,887	83.51	88,880,537	102.95
2033	595,005	532,879	45,980,725	86.29	52,653,567	98.81
2034	1,282,127	1,093,230	99,489,282	91.00	109,573,822	100.23
2035	755,667	685,384	57,962,820	84.57	74,347,247	108.48
Thereafter	4,033,399	3,161,629	283,444,927	89.65	350,825,234	110.96

Los Angeles

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	179,574	169,980	11,642,183	68.49	11,648,911	68.53
2027	8,133	8,133	352,932	43.40	366,637	45.08
2028	299,852	202,055	16,041,475	79.39	17,135,800	84.81
2029	455,174	280,218	20,222,178	72.17	22,018,858	78.58
2030	65,797	65,797	5,410,747	82.23	6,066,180	92.20
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,983,851	86.01	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.4	11,108,262	118.87
2034	23,732	13,736	485,145	35.32	547,985	39.90
2035	8,043	8,043	502,290	62.45	664,161	82.58
Thereafter	500,468	500,468	39,339,361	78.61	46,594,556	93.10

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	52,409	41,988	13,118,998	312.45	13,118,998	312.45
2027	189,833	136,888	13,916,036	101.66	14,328,788	104.68
2028	224,415	167,968	20,041,628	119.32	20,087,941	119.59
2029	790,423	574,174	58,866,662	102.52	60,445,103	105.27
2030	472,449	399,422	45,424,762	113.73	45,718,562	114.46
2031	488,777	386,816	44,505,788	115.06	47,017,136	121.55
2032	255,707	164,314	15,894,602	96.73	16,632,650	101.22
2033	386,305	344,777	42,178,417	122.34	45,731,675	132.64
2034	1,446,338	1,119,015	133,032,803	118.88	147,116,465	131.47
2035	991,452	602,704	66,204,863	109.85	73,565,808	122.06
Thereafter	3,926,614	2,731,065	289,897,798	106.15	326,293,612	119.47

Q4 2025
Lease expirations - CBD properties (continued) [1,2,3]
as of December 31, 2025

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	311,367	311,367	29,762,619	95.59	31,779,672	102.06
2027	352,981	352,981	37,461,987	106.13	38,402,330	108.79
2028	360,329	360,329	41,420,779	114.95	43,469,706	120.64
2029	518,060	518,060	48,243,562	93.12	51,732,648	99.86
2030	301,921	301,921	28,448,253	94.22	31,941,465	105.79
2031	980,836	980,836	107,387,680	109.49	115,829,833	118.09
2032	339,022	339,022	29,881,077	88.14	35,350,378	104.27
2033	634,696	634,696	69,348,952	109.26	76,704,726	120.85
2034	132,269	132,269	11,392,747	86.13	14,218,877	107.50
2035	21,961	21,961	2,462,432	112.13	3,379,652	153.89
Thereafter	518,856	518,856	51,346,716	98.96	67,971,087	131.00

Seattle

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	71,003	67,221	4,066,114	60.49	4,118,206	61.26
2027	83,714	80,153	4,806,546	59.97	4,919,470	61.38
2028	602,327	303,390	17,236,501	56.81	17,919,429	59.06
2029	235,590	213,403	11,595,698	54.34	12,018,476	56.32
2030	35,431	34,998	2,010,530	57.45	2,181,310	62.33
2031	30,219	20,935	1,186,637	56.68	1,318,955	63.00
2032	81,126	67,777	4,741,857	69.96	5,460,054	80.56
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,474,670	72.07	1,812,099	88.56
Thereafter	3,151	3,151	163,925	52.02	194,814	61.83
Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	66,132	63,336	3,687,816	58.23	3,772,419	59.56
2027	338,378	338,378	20,348,675	60.14	19,730,234	58.31
2028	381,492	249,456	17,999,770	72.16	19,650,369	78.77
2029	201,795	201,795	12,422,847	61.56	14,096,427	69.86
2030	212,441	203,208	13,294,716	65.42	14,501,768	71.36
2031	306,862	300,116	17,625,488	58.73	19,608,713	65.34
2032	599,019	599,019	41,659,906	69.55	47,323,670	79.00
2033	1,197,979	1,195,407	73,587,603	61.56	86,690,804	72.52
2034	333,733	333,733	20,013,598	59.97	23,441,245	70.24
2035	657,516	654,395	31,855,286	48.68	37,984,053	58.04
Thereafter	3,106,881	2,739,095	168,328,540	61.45	215,165,993	78.55

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Lease expirations - Suburban properties [1,2,3]
as of December 31, 2025

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	135,012	135,012	9,454,221	70.03	9,454,211	70.02
2027	172,932	172,932	11,083,515	64.09	11,253,140	65.07
2028	277,398	277,398	15,821,195	57.03	16,437,270	59.26
2029	493,523	493,523	24,482,270	49.61	26,690,736	54.08
2030	178,490	178,490	10,332,123	57.89	11,613,063	65.06
2031	634,106	573,766	38,886,658	67.77	41,515,657	72.36
2032	254,667	254,667	15,071,764	59.18	16,683,646	65.51
2033	142,345	142,345	15,094,946	106.04	17,480,543	122.80
2034	326,384	326,384	24,277,906	74.38	28,099,357	86.09
2035	63,116	63,116	4,547,784	72.05	5,368,415	85.06
Thereafter	368,234	368,234	14,282,920	38.79	19,186,066	52.10

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	91,322	91,322	3,620,175	39.64	3,623,992	39.68
2027	245,422	245,422	9,399,553	38.30	9,530,175	38.83
2028	106,528	106,528	4,239,321	39.80	4,162,988	39.08
2029	175,147	175,147	6,324,834	36.11	6,543,368	37.36
2030	125,143	125,143	5,010,140	40.04	5,266,229	42.08
2031	186,490	186,490	7,621,299	40.87	7,968,683	42.73
2032	113,126	113,126	4,506,103	39.83	4,646,418	41.07
2033	40,920	40,920	1,562,865	38.19	1,695,341	41.43
2034	—	—	—	—	—	—
2035	158,985	158,985	6,354,375	39.97	7,120,185	44.79
Thereafter	320,359	320,359	13,032,343	40.68	14,183,963	44.28

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	54,831	54,831	3,369,526	61.45	3,387,684	61.78
2027	139,922	139,922	10,478,824	74.89	9,948,900	71.10
2028	50,089	50,089	2,993,191	59.76	3,217,278	64.23
2029	16,095	16,095	916,110	56.92	980,584	60.92
2030	91,818	91,818	5,993,199	65.27	6,715,680	73.14
2031	32,258	32,258	1,942,282	60.21	1,858,938	57.63
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Q4 2025
Lease expirations - Suburban properties (continued) [1,2,3]
as of December 31, 2025

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,927	19,927	835,700	41.94	839,736	42.14
2027	15,576	15,576	815,169	52.33	819,999	52.65
2028	—	—	—	—	—	—
2029	13,585	13,585	603,212	44.40	645,271	47.50
2030	24,052	24,052	907,248	37.72	1,006,624	41.85
2031	14,363	14,363	559,504	38.95	626,700	43.63
2032	—	—	—	—	—	—
2033	71,744	71,744	1,783,430	24.86	1,801,870	25.12
2034	8,462	8,462	333,564	39.42	405,407	47.91
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Excludes Gateway Commons and North First Business Park, which were sold on January 2, 2026 and January 14, 2026, respectively.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q4 2025
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Cantor	Richard Anderson	929.441.6927
Citi	Nicholas Joseph / Seth Bergey	212.816.1909 / 212.816.2066
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Joel Dickstein	212.778.8771
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Ladenburg Thalmann	Floris van Dijkum	212.409.2075
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Ally Yaseen	646.582.9253

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q4 2025
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2022 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards or Outperformance Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2023, 2024 and 2025 MYLTIP Units and 2025 Outperformance Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q4 2025
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net income (loss) attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment losses and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2025
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2025
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income (loss) attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment losses, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investments, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2025
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Dec-25	30-Sep-25
Revenue	$877,097	$871,510
Partners’ share of revenue from consolidated joint ventures (JVs)	(87,619)	(88,181)
BXP’s share of revenue from unconsolidated JVs	54,258	56,016
BXP’s Share of revenue	$843,736	$839,345

Straight-line rent	$25,710	$30,105
Partners’ share of straight-line rent from consolidated JVs	(4,401)	(7,906)
BXP’s share of straight-line rent from unconsolidated JVs	277	1,660
BXP’s Share of straight-line rent	$21,586	$23,859

Fair value lease revenue [1]	$1,983	$1,906
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	1,036	1,102
BXP’s Share of fair value lease revenue [1]	$3,030	$3,019

Lease termination income	$8,947	$1,241
Partners’ share of termination income from consolidated JVs	(287)	—
BXP’s share of termination income from unconsolidated JVs	72	141
BXP’s Share of termination income	$8,732	$1,382

Non-cash termination income adjustment	$(4,121)	$—
Partners’ share of non-cash termination income adjustment from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment	$(4,121)	$—

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	266	335
BXP’s Share of hedge amortization, net of costs	$1,712	$1,781

Straight-line ground rent expense adjustment	$(3,239)	$(530)
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	121	123
BXP’s Share of straight-line ground rent expense adjustment	$(3,118)	$(407)

Depreciation and amortization	$232,015	$236,147
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(22,085)	(22,615)
BXP’s share of depreciation and amortization from unconsolidated JVs	14,173	17,272
BXP’s Share of depreciation and amortization	$224,103	$230,804

Lease transaction costs that qualify as rent inducements [2]	$4,615	$5,894
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(127)	(895)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	—	—
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$4,488	$4,999

2nd generation tenant improvements and leasing commissions	$156,837	$72,022
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(11,526)	(8,374)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	78	1,067
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$145,389	$64,715

Q4 2025
Reconciliations (continued)

Maintenance capital expenditures [3]	$18,157	$25,996
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(1,615)	(3,004)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	629	349
BXP’s Share of maintenance capital expenditures [3]	$17,171	$23,341

Interest expense	$162,612	$164,299
Partners’ share of interest expense from consolidated JVs	(12,024)	(12,016)
BXP’s share of interest expense from unconsolidated JVs	16,486	20,214
BXP’s Share of interest expense	$167,074	$172,497

Capitalized interest	$14,670	$13,491
Partners’ share of capitalized interest from consolidated JVs	(13)	(21)
BXP’s share of capitalized interest from unconsolidated JVs	—	769
BXP’s Share of capitalized interest	$14,657	$14,239

Amortization of financing costs	$5,972	$4,764
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	521	434
BXP’s Share of amortization of financing costs	$5,995	$4,700

Fair value interest adjustment	$—	$139
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share of fair value interest adjustment from unconsolidated JVs	509	499
BXP’s Share of fair value interest adjustment	$509	$638

Amortization and accretion related to sales type lease	$240	$236
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share of amortization and accretion related to sales type lease from unconsolidated JVs	28	29
BXP’s Share of amortization and accretion related to sales type lease	$268	$265

Non-cash loss from early extinguishment of debt	$—	$—
Partners’ share of non-cash loss from early extinguishment of debt from consolidated JVs	—	—
BXP’s share of non-cash loss from early extinguishment of debt from unconsolidated JVs	54	—
BXP’s Share of non-cash loss from early extinguishment of debt	$54	$—

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2025
Reconciliations (continued)
for the three months ended December 31, 2025
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,677	$109,195	$185,872
Straight-line rent	3,600	6,580	10,180
Fair value lease revenue	(27)	—	(27)
Termination income	716	3	719
Total lease revenue	80,966	115,778	196,744
Parking and other	—	1,639	1,639
Insurance proceeds	5,980	—	5,980
Total rental revenue [3]	86,946	117,417	204,363
Expenses
Operating	29,454	45,069	74,523
Restoration costs related to insurance claim	5,390	—	5,390
Net Operating Income (NOI)	52,102	72,348	124,450

Other income (expense)
Development and management services revenue	—	7	7
Losses from investments in securities	—	(7)	(7)
Interest and other income	743	1,706	2,449
Interest expense	(21,395)	(7,712)	(29,107)
Depreciation and amortization expense	(18,661)	(30,780)	(49,441)
General and administrative expense	(64)	(174)	(238)
Total other income (expense)	(39,377)	(36,960)	(76,337)
Net income	$12,725	$35,388	$48,113

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$20,167	$31,498	$51,665
BXP’s share of NOI (after income allocation to private REIT shareholders)	$31,935	$40,850	$72,785
Unearned portion of capitalized fees [5]	$590	$239	$829

Partners’ share of select items [4]
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$436	$541	$977
Partners’ share of capitalized interest	$—	$13	$13
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$(127)	$(127)
Partners’ share of management and other fees	$673	$1,089	$1,762
Partners’ share of basis differential depreciation and amortization expense	$(25)	$(182)	$(207)
Partners’ share of basis differential interest and other adjustments	$(4)	$7	$3

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$4,010	$14,469	$18,479
Add:
Partners’ share of interest expense after BXP’s basis differential	8,554	3,470	12,024
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,875	14,210	22,085
Partners’ share of EBITDAre	$20,439	$32,149	$52,588

Q4 2025
Reconciliations (continued)
for the three months ended December 31, 2025
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$34,778	$52,838	$87,616
Less: Termination income	286	1	287
Rental revenue (excluding termination income) [3]	34,492	52,837	87,329
Less: Operating expenses (including partners’ share of management and other fees)	14,611	21,370	35,981
Income allocation to private REIT shareholders	—	(30)	(30)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$19,881	$31,497	$51,378

Rental revenue (excluding termination income) [3]	$34,492	$52,837	$87,329
Less: Straight-line rent	1,440	2,961	4,401
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	127	127
Subtotal	33,063	50,003	83,066
Less: Operating expenses (including partners’ share of management and other fees)	14,611	21,370	35,981
Income allocation to private REIT shareholders	—	(30)	(30)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$18,452	$28,663	$47,115

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$34,778	$52,838	$87,616
Add: Development and management services revenue	—	3	3
Revenue	$34,778	$52,841	$87,619

_________
1Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2025
Reconciliations (continued)
for the three months ended December 31, 2025
(unaudited and in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$27,722	$20,543		$17,094		$18,761		$8,010	$21,302	$113,432
Straight-line rent	318	(1,507)		2,097		(539)		263	117	749
Fair value lease revenue	—	—		1,300		—		1,095	—	2,395
Termination income	—	—		—		144		—	—	144
Amortization and accretion related to sales-type lease	56	—		—		—		—	—	56
Total lease revenue	28,096	19,036		20,491		18,366		9,368	21,419	116,776
Parking and other	(5)	2,038		137		312		620	910	4,012
Total rental revenue [3]	28,091	21,074		20,628		18,678		9,988	22,329	120,788
Expenses
Operating	10,390	7,664		17,020	[4]	11,208		4,233	6,748	57,263
Net operating income	17,701	13,410		3,608		7,470		5,755	15,581	63,525

Other income (expense)
Development and management services revenue	—	—		406		96		—	(1)	501
Interest and other income (loss)	272	1,052		784		26		123	124	2,381
Interest expense	(9,496)	(5,052)		(9,032)		—		(3,952)	(8,645)	(36,177)
Unrealized gain/loss on derivative instruments	—	—		281		—		—	—	281
Transaction costs	(47)	—		(10)		—		(3)	—	(60)
Depreciation and amortization expense	(8,486)	(5,329)		(11,030)		(6,282)		(4,999)	(5,244)	(41,370)
General and administrative expense	—	(33)		(262)		(9)		(3)	—	(307)
Gain on sale of real estate	—	359		—		67,697		—	—	68,056
Loss from early extinguishment of debt	—	—		(109)		—		—	—	(109)
Impairment losses on real estate [5]	—	—		—		(425,750)		(319,474)	—	(745,224)
Total other income (expense)	(17,757)	(9,003)		(18,972)		(364,222)		(328,308)	(13,766)	(752,028)
Net income (loss)	$(56)	$4,407		$(15,364)		$(356,752)		$(322,553)	$1,815	$(688,503)

BXP’s share of select items:
BXP’s share of amortization of financing costs	$139	$23		$253		$—		$28	$78	$521
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$266	$—	$266
BXP’s share of fair value interest adjustment	$—	$—		$509		$—		$—	$—	$509
BXP share of loss from early extinguishment of debt	$—	$54		$—		$—		$—	$—	$54

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$(35)	$3,116		$(8,039)		$30,110		$(275)	$25,355	$50,232
Add:
BXP’s share of interest expense	4,748	2,526		4,616		—		1,331	3,265	16,486
BXP’s share of depreciation and amortization expense	4,245	2,144	[6]	4,354	[6]	559	[6]	926	1,945	14,173
BXP’s share of loss from early extinguishment of debt	—	—		54		—		—	—	54
Less:
BXP’s share of gains on sale [7]	—	180		—		27,008		—	24,261	51,449
BXP’s share of EBITDAre	$8,958	$7,606	[6]	$985	[6]	$3,661	[6]	$1,982	$6,304	$29,496

Q4 2025
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$14,046	$10,933	[6]	$7,720	[6]	$9,279	$3,363	$8,667	$54,008
BXP’s share of operating expenses	5,196	3,833		7,314		5,667	1,419	2,396	25,825
BXP’s share of net operating income (loss)	8,850	7,100	[6]	406	[6]	3,612	1,944	6,271	28,183
Less:
BXP’s share of termination income	—	—		—		72	—	—	72
BXP’s share of net operating income (loss) (excluding termination income)	8,850	7,100		406		3,540	1,944	6,271	28,111
Less:
BXP’s share of straight-line rent	159	(663)	[6]	879	[6]	(270)	89	83	277
BXP’s share of fair value lease revenue	—	305	[6]	362	[6]	—	369	—	1,036
BXP’s share of amortization and accretion related to sales type lease	28	—		—		—	—	—	28
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		121		—	—	—	121
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—	—	—	—
BXP’s share of net operating income (loss) - cash (excluding termination income)	$8,663	$7,458	[6]	$(714)	[6]	$3,810	$1,486	$6,188	$26,891

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$14,046	$10,933	[6]	$7,720	[6]	$9,279	$3,363	$8,667	$54,008
Add:
BXP’s share of development and management services revenue	—	—		203		48	—	(1)	250
BXP’s share of revenue	$14,046	$10,933	[6]	$7,923	[6]	$9,327	$3,363	$8,666	$54,258

_____________
1For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Includes approximately $242 of straight-line ground rent expense.
5Represents current period impairment losses in accordance with ASC 360.
6The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
7 For additional information, see page 14.

Q4 2025
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Sep-25	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(121,712)	$83,628
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(12,981)	9,587
Noncontrolling interest in property partnerships	17,853	15,237
Net income (loss)	(116,840)	108,452
Add:
Interest expense	164,299	163,194
Impairment losses	68,901	—
Loss from unconsolidated joint ventures	148,329	7,011
Depreciation and amortization expense	236,147	222,890
Transaction costs	1,431	188
Payroll and related costs from management services contracts	3,821	3,649
General and administrative expense	36,188	33,352
Less:
Interest and other income (loss)	7,620	14,430
Unrealized gain on non-real estate investments	178	94
Gains from investments in securities	2,400	2,198
Gain on sale of real estate	1,932	517
Direct reimbursements of payroll and related costs from management services contracts	3,821	3,649
Development and management services revenue	9,317	6,770
Net Operating Income (NOI)	517,008	511,078
Add:
BXP’s share of NOI from unconsolidated joint ventures	30,675	31,919
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	51,504	44,487
BXP’s Share of NOI	496,179	498,510
Less:
Termination income	1,241	12,120
BXP’s share of termination income from unconsolidated joint ventures	141	77
Add:
Partners’ share of termination income from consolidated joint ventures	—	18
BXP’s Share of NOI (excluding termination income)	$494,797	$486,331

Net Operating Income (NOI)	$517,008	$511,078
Less:
Termination income	1,241	12,120
NOI from non Same Properties (excluding termination income)	9,642	4,808
Same Property NOI (excluding termination income)	506,125	494,150
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	51,504	44,469
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	4,442	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	30,534	31,842
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	11	274
BXP’s Share of Same Property NOI (excluding termination income)	$489,586	$481,249

Change in BXP’s Share of Same Property NOI (excluding termination income)	$8,337
Change in BXP’s Share of Same Property NOI (excluding termination income)	1.7%

Q4 2025
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Sep-25	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(121,712)	$83,628
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(12,981)	9,587
Noncontrolling interest in property partnerships	17,853	15,237
Net income (loss)	(116,840)	108,452
Add:
Interest expense	164,299	163,194
Impairment losses	68,901	—
Loss from unconsolidated joint ventures	148,329	7,011
Depreciation and amortization expense	236,147	222,890
Transaction costs	1,431	188
Payroll and related costs from management services contracts	3,821	3,649
General and administrative expense	36,188	33,352
Less:
Interest and other income (loss)	7,620	14,430
Unrealized gain on non-real estate investments	178	94
Gains from investments in securities	2,400	2,198
Gain on sale of real estate	1,932	517
Direct reimbursements of payroll and related costs from management services contracts	3,821	3,649
Development and management services revenue	9,317	6,770
Net Operating Income (NOI)	517,008	511,078
Less:
Straight-line rent	30,105	29,578
Fair value lease revenue	1,906	1,298
Amortization and accretion related to sales type lease	236	250
Termination income	1,241	12,120
Add:
Straight-line ground rent expense adjustment [1]	531	585
Lease transaction costs that qualify as rent inducements [2]	5,894	4,983
NOI - cash (excluding termination income)	489,945	473,400
Less:
NOI - cash from non Same Properties (excluding termination income)	6,681	5,228
Same Property NOI - cash (excluding termination income)	483,264	468,172
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	44,504	38,849
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	3,143	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	27,866	29,568
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(1,154)	57
BXP’s Share of Same Property NOI - cash (excluding termination income)	$470,923	$458,834

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$12,089
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	2.6%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(1,061) and $(44) for the three months ended September 30, 2025 and 2024, respectively. As of September 30, 2025, the Company has remaining lease payments aggregating approximately $29.3 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q4 2025
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-24	30-Sep-24
Revenue
Lease	$798,189	$799,471
Parking and other	33,135	34,255
Insurance proceeds	921	—
Hotel revenue	13,144	15,082
Development and management services	8,784	6,770
Direct reimbursements of payroll and related costs from management services contracts	4,398	3,649
Total revenue	858,571	859,227
Expenses
Operating	174,030	178,834
Real estate taxes	148,901	148,809
Restoration expenses related to insurance claims	427	254
Hotel operating	9,601	9,833
General and administrative	32,504	33,352
Payroll and related costs from management services contracts	4,398	3,649
Transaction costs	707	188
Depreciation and amortization	226,043	222,890
Total expenses	596,611	597,809
Other income (expense)
Loss from unconsolidated joint ventures	(349,553)	(7,011)
Gain on sale of real estate	85	517
Gains (losses) from investments in securities	(369)	2,198
Losses from interest rate contracts	(2)	94
Unrealized gain (loss) on non-real estate investment	20,452	14,430
Interest expense	(170,390)	(163,194)
Net income (loss)	(237,817)	108,452
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,233)	(15,237)
Noncontrolling interest - common units of the Operating Partnership	25,031	(9,587)
Net income (loss) attributable to BXP, Inc.	$(230,019)	$83,628

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$(1.45)	$0.53
Net income (loss) attributable to BXP, Inc. per share - diluted	$(1.45)	$0.53